united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-21720

Northern Lights Fund Trust

(Exact name of registrant as specified in charter)

17605 Wright Street, Omaha, Nebraska 68130

(Address of principal executive offices) (Zip code)

James Ash, Gemini Fund Services, LLC.

80 Arkay Drive, Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2619

Date of fiscal year end: 4/30

Date of reporting period: 10/31/16

Item 1. Reports to Stockholders.

Semi-Annual Report

October 31, 2016

CMG LONG/SHORT FUND

Class A Shares – SCOTX Class I Shares - SCOIX

CMG GLOBAL EQUITY FUND

Class A Shares – GEFAX Class I Shares – GEFIX

CMG TACTICAL BOND FUND

Class A Shares – CHYAX Class I Shares - CHYOX

CMG GLOBAL MACRO STRATEGY FUND

Class A Shares – PEGAX Class I Shares – PEGMX

CMG TACTICAL ALL ASSET STRATEGY FUND

Class A Shares – CMGQX Class I Shares - CMGHX

1-866-CMG-9456
www.cmgmutualfunds.com

This report and the financial statements contained herein are submitted for the general information of shareholders and are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Nothing herein contained is to be considered an offer of sale or solicitation of an offer to buy shares of CMG Funds. Such offering is made only by prospectus, which includes details as to offering price and other material information.
Distributed by Northern Lights Distributors, LLC Member FINRA

Dear Shareholder,

The purpose of this letter is to review performance, provide a comparison of performance vs. appropriate benchmarks, and discuss our outlook for the CMG Global Equity Fund, the CMG Long Short Fund, the CMG Tactical Bond Fund, the CMG Global Macro Strategy Fund and the CMG Tactical All Asset Strategy Fund.

CMG Global Equity Fund Update

The Fund (Class A shares) returned -4.69% over the past six months (April 30, 2016 through October 31, 2016), net of fees. The Morningstar World Stock fund category, the Fund’s peer group, returned +2.65% for the same period. The benchmark for the Fund, the MSCI ACWI (All Country World Index), returned +3.02% for the same period.

The Fund was fully invested for the six month period ending October 31, 2016 and the active volatility management strategy, as implemented by AlphaSimplex, hedged in the second quarter and moved to a neutral position and then a modestly long position in the third quarter. The sub-advisor has been reducing the Fund’s hedge steadily since the start of the year, moving to a neutral position during August. While US equity downside market volatility declined to moderate levels earlier in the quarter, downside market volatility remained elevated for longer in international and emerging markets. Once volatility readings declined, the sub-advisor equitized long exposure by establishing a long futures position. While there is a chance that markets pull back from current levels the Fund remains long in the active volatility sub-strategy and is likely to stay long for the balance of the year, barring an exogenous downside market event. Even then, it would take a more significant and sustained drawdown (several weeks plus) for the strategy to close out long positions and add to hedge exposure.

Internationally developed stocks underperformed emerging markets. Specifically, performance diverged at the end of June in response to the Brexit vote. After a brief spike in volatility and global equity selloff, - investors put risk back on and emerging markets have outpaced developed stocks. This year has been particularly challenging as equity markets have been range bound and choppy: rising and falling for several weeks at a time with not net change – back to where we started (prior to the November US election). It has been a similar dynamic within the Fund. Outperformance has come during selloffs - where the Fund’s focus on quality has muted drawdowns. Conversely, during periods where investors signal risk on, the Fund has underperformed due to the hedge and overall lower beta (lower sensitivity to market risk) of the portfolio. While the equity portfolio has withstood drawdowns better than the broader markets, it has struggled to keep pace in capturing upside. Furthermore, as the specter of an interest rate hike by the Fed hung over the market for most of the year, the resulting stronger dollar has impacted internationally listed stocks in the portfolio (please note that neither the advisor nor the sub-advisor attempts to manage currency risk in the portfolio). The Fund’s stock selection process attempts to focus on strong earnings growth, return on equity, solid cash flows and balance sheets. In June that process led to several changes in the portfolio. A summary of those changes is provided below along with the percentage of the portfolio each holding represents as of October 31, 2016. (The following portfolio holdings are subject to change at any time and should not be considered investment advice.)

Added to the portfolio:

●	Healthcare Services Group (2.35%)

●	Accenture PLC (1.87%)

●	Tractor Supply Company (1.90%)

Removed from the portfolio:

●	Capital One Financial Corp.

●	Microsoft Corp.

●	Oracle Corp.

●	Rotork PLC

●	The Buckle Inc.

As of October 31, 2016 the Fund was approximately weighted 54% North America, 34% Europe and 12% Asia. Additionally, the Fund is exposed across the following sectors: basic materials (4.10%), consumer cyclical / discretionary (24.62%), financial services (11.77%), consumer defensive (12.02%), healthcare (11.85%), energy (0.00%), industrials (13.17%) and technology (22.47%).

CMG Long Short Fund Update

The Fund (Class A shares) returned -5.71% over the past six months (April 30, 2016 through October 31, 2016) net of fees. The Morningstar Long Short Equity Category, the Fund’s peer group, returned +0.67% for the same period. The benchmark for the Fund, the Barclay Equity Long/Short Index, returned +2.35% for the same period.

Market breadth across the U.S. large cap sectors and industries generated a short signal in 2015 and the Fund maintained that short position throughout the early part of this year. The Fund was 100% short the S&P 500 for the entire second quarter. The Fund was outperforming its peer group and U.S. equity markets for the first 6 weeks of the year as equity markets had one of their worst starts to the year in recent history. However, as the equity market rebounded the strategy remained short giving up the gains from earlier in the year, finishing the second quarter in negative territory. The model remained in a bearish trade (short) as the underlying industry groups of the U.S. equity market continued to signal bearish market breadth well into the third quarter. The Fund traded into a long position on September 15th and was 100% invested in the S&P 500 through the end of the quarter and as of October 31, 2016, remains long. The model moved to a bullish position as the underlying industry groups of the U.S. equity market indicated stronger market breadth and wider market leadership. Market strength remains strong as industries that were particularly beaten down, like energy, healthcare and biotechnology, have rebounded and moved the broader market higher.

CMG Tactical Bond Fund Update

The Fund (Class I shares) returned +1.29% over the past six months (April 30, 2016 through October 31, 2016) net of fees. The Morningstar Nontraditional Bond Category, the Fund’s peer group, returned +2.99% for the same period. The benchmark for the Fund, the Barclays U.S. Corporate High Yield Bond Index, returned +7.59% for the same period.

The Fund began May in a long high position before trading out and back into high yields in mid-May. The Fund then held that long position into June. In mid-June, the Fund was whipsawed, trading out, back in and out again at the end of quarter (due to volatility from the Brexit vote). The Fund finished the second quarter in a defensive position. After a volatile second quarter the culminated with a Brexit led drawdown, high yields trended higher during the third quarter. The Fund moved back to a long position in and remained invested for the most of the third quarter.

Beginning the year, forecasts for HY bond returns ranged from -3 to +6% based on an annual survey by LCD, a unit of S&P Capital IQ, with most forecasts from the major banks in the +4-6% range. The Barclays High Yield Index rose over 3% in the first quarter and added to those gains during a strong second quarter. High yields benefited from the stabilization in the energy market and the Fed’s backtrack on tightening. Energy was the wild card in this forecast and it appears that oil prices have put in a bottom for the year and thereby lowered the risk of a default cycle. As a result, high yields are outperforming most forecasts from the start of the year. While the trend in high yields has been higher, it has not been a smooth path. Pockets of short term volatility have triggered our model to trade more frequently, causing the Fund to be whipsawed on several trades this year leading to underperformance through the second quarter. To the extent there is a deterioration in the high yield market, as tactical managers, we would identify a reversal in trend and move to defensive position and wait for the next opportunity to present itself for re-entry into the market.

CMG Global Macro Strategy Fund

The Fund returned -3.24% (Class I Shares) over the past six months (April 30, 2016 through October 31, 2016), net of fees. The Morningstar Multialternative Category, the Fund’s peer group, returned +0.67% for the same period. The benchmark for the Fund, the Credit Suisse Managed Futures Index, returned -3.21% for the same period.

The Fund’s performance was down over the past six months ending October 31, 2016. A summary of performance and positioning for the sub-strategies for the Fund, the FX, equity and bond strategies are provided below.

FX Strategy: After a difficult start to the year, the FX Strategy performed better over the past six months. The strategy has been primarily positioned long the U.S. Dollar for most of the year. During the second quarter, the performance of the U.S. Dollar was mixed. The FX Strategy was positioned long the U.S. Dollar and short European currencies and to a lesser extent, commodity currencies, such as the Australian and Canadian Dollars. The FX Strategy was neutral safe haven currencies such as the Japanese Yen and the Swiss Franc. Equity prices fell as Brexit, and slower economic data from the U.S., spooked markets. The Japanese Yen rallied significantly as risk aversion increased. Three main factors drove positioning; 1) capital flows, where countries with better performing equity markets were more attractive, 2) commodity prices, where countries with less exposure were slightly more attractive, and 3) the short end of the yield curve, where countries with steeper yield curves, between 1 and 12 months, were more attractive. In the third quarter, the performance of the U.S. Dollar was slightly positive.

Moderate U.S. economic data was secondary to the Federal Reserve keeping rates unchanged. The Japanese Yen gained further versus the U.S. Dollar as the Bank of Japan began targeting long term rates. There was a change in the factors driving positioning with rate differentials becoming a more important factor than capital flows. This translated into positioning that was long the U.S. Dollar and short European currencies and to a lesser extent, the commodity currencies, such as the Australian and Canadian Dollars. The FX Strategy also remained slightly negative safe haven currencies such as the Japanese Yen and the Swiss Franc.

Bond Strategy: During second quarter, the Brexit vote pushed government 10 year yields lower across the globe. The Global Bond Strategy performed strongly, with two factors driving positioning - cross asset price relationship and sentiment. The Strategy benefited, both before and after the Brexit vote, from net long bond price exposure. European positions, especially in the U.K. Gilt, the French Oat, and the German Bund, made significant contributions. The Global Bond Strategy exposures were primarily long the U.K. Gilt, the German Bund and French Oat, with short exposure to the Canadian 10 Year, U.S. 10 Year and Italian 10 Year Bonds. However, in the third quarter, yields began to climb globally, before turning over and ending September little changed. The Global Bond Strategy generated a modest negative performance during this period, though, consistently long positions in the German Bund and U.S. 10 Year provided positive contributions over the period. Exposures were driven by a combination of factors, namely, the short term rates, short end of the yield curve, cross asset price, and sentiment factors. For most of the third quarter, the portfolio’s bond exposure was skewed toward net long bond prices with the exception of the Canadian 10 Year. However, by quarter end, the strategy had transitioned to neutral positioning mid-month.

Equity Strategy: During the second quarter, the equity markets experienced the cross currents of weak U.S. payroll data, changing expectations on and ultimately the final victory of Brexit. German and Japanese equity markets finished weaker; but, the U.K market finished stronger. Interest rate and risk factors remained neutral; while, capital flow factors stayed mildly bearish. The decline in yields and flattening of yield curves post Brexit pushed yield factors into more bearish territory during the third quarter. Equity markets settled back into trading ranges, with Australia and the U.K. up slightly in the third quarter while the U.S., Germany, Japan, and China were down slightly. Momentum from the post-Brexit rally waned, stalling improvement in the capital flows factor and leaving the factor at mostly neutral levels by month end. Sentiment factors improved as the September trading range worked off some of the bullish investor sentiment built during the post-Brexit rally. Yield factors also improved slightly during the month. In October, the models indicated a fairly neutral outlook, resulting in positioning that was neutral Japan, the U.K, and Australia, with small short positions in Germany and the U.S.

CMG Tactical All Asset Strategy Fund

The Fund returned +0.60% (Class I Shares) over the past six months (April 30, 2016 through October 31, 2016), net of fees. The Morningstar Multialternative Category, the Fund’s peer group, returned +0.67% for the same period. The benchmark for the Fund, the Morningstar Moderate Target Risk Index, returned +3.04% for the same period.

The Fund commenced operations on May 10th and was allocated to a moderate to aggressive risk position with a small allocation to fixed income and the majority of the portfolio in equities and commodities, specifically precious metals. During May, the strategy reduced risk exposure by moving out of information technology and emerging markets into medical devices and bonds. The Fund finished the month in a moderate risk position and continued to reduce risk in June. The strategy increased portfolio allocations to fixed income, rotating out of REITS and gold into US Treasuries and intermediate corporate bonds. Additionally, equity exposure rotated out of international stocks and emerging markets into utilities and telecom. The strategy finished the quarter with a moderate risk position balanced between fixed income and equities. The Fund began the third quarter in a moderate risk position with allocations to fixed income and equities and no exposure to commodities. In July the Fund shifted to a more defensive allocation, overweighting fixed income in the portfolio with trades into US government bond funds. Equity positions in the portfolio were overweight technology and telecommunications during the month. The Fund shifted to an aggressive position, increasing equity exposure in the portfolio during the month of August. The strategy shifted out of corporate bonds and US government bonds into international and emerging markets. Additionally, the strategy shifted to higher beta equity positions in biotechnology and financials. The Fund was down modestly before rebounding in September as equity markets turned higher, particularly technology and emerging markets. Equity exposure was reduced slightly during the month and in addition to international and technology exposure, the strategy also held positions in utilities and financials through the month. The allocation to fixed income was increased as the strategy moved into emerging market high yields. The Fund did not hold any commodity or cash exposure during the quarter and finished October in a moderate risk position. We are pleased with how the strategy continues to navigate these range bound equity and fixed income markets. The relative strength process has been adept at identifying opportunities but has shifted asset class exposure more than in recent years due to the choppy market environment. Since the Fund’s inception in May, the Fund held the following allocations to fixed income, equities, commodities and cash:

	Fixed Income	Equities	Commodities	Cash
May	36.29%	53.44%	10.27%	0.00%
June	44.52%	55.48%	0.00%	0.00%
July	54.58%	45.42%	0.00%	0.00%
August	18.60%	81.40%	0.00%	0.00%
September	27.75%	72.25%	0.00%	0.00%
October	36.35%	63.65%	0.00%	0.00%

Market Outlook

After a volatile second quarter capped by a surprising Brexit vote, markets recovered in the third quarter as global equity and fixed income assets trended higher, shrugging off all manner of risks. Given the uncertainty regarding the US election, Brexit, timing of Fed rate hikes, terrorist attacks and a coup in Turkey, it was remarkable that markets have been this resilient. Volatility, particularly downside market volatility subsided and was significantly lower than levels seen at the start of the year. Yet the calmness on the surface hides serious risks and impediments to further appreciation in just about every asset class. Forward looking returns based on current price levels in equities and fixed income look anemic for the next 5 to ten years. Commodity prices, after having recovered from oversold levels, lack additional fuel to move higher. With global growth and demand subdued and barring an exogenous shock or event, commodity prices look range bound and capped to the upside.

In the short term markets have trended higher. However, we see storm clouds in our intermediate outlook due to the following factors:

●	Fed rate tightening: We have seen one hike this year and expect two in the next year. That said, we believe this tightening cycle will be modest by historical measures and will likely end at a lower level due to major structural limitations on growth (debt and productivity).

●	Domestic Politics: Monetary policy has reached its limits. Fiscal stimulus, either through tax cuts or increased spending would be welcomed. A trade deal seems unlikely given the tenor of the current populist sentiment. Tax reform may be the best opportunity for both parties in the US to find common ground. Nothing will be easy in the political arena for the foreseeable future.

●	International Politics: An Italian referendum designed to reduce political instability resulted in the exact opposite occurring as Matteo Renzi was forced to resign. France and Germany will have two of the most critical elections in recent times. Populist forces are leading polls in France behind Marine La Pen and Angela Merkel looks weak as she attempts to maintain a majority in the face of significant criticism of her refugee plan. Additionally, troubles at Deutsche Bank could test her principles regarding bailouts – the rest of Europe, particularly the Greeks will be watching. Finally, the commitment by Theresa May to trigger Article 50 of the EU treaty by the end of March will start a two year countdown that would see Britain leave the EU in 2019. May will attempt to steer a difficult course, with a desire to secure favorable access to the EU’s single market being the key issue of negotiation. Continental Europeans have to this point signaled that they are not in a negotiating mood – Brexit means a hard exit. No compromises.

●	Debt: Global debt levels may be the single largest headwind facing the global economy at this time. There is not much more growth that can be squeezed out of this debt cycle. Until a global de-leveraging occurs, growth will be limited.

●	Demographics: The Western world (US and Europe) is aging and facing major challenges with respect to social security, healthcare and defined pension liabilities. In Asia, Russia, Japan and China face some of the worst demographic trends in history. Immigration and a free movement of labor would help moderate poor demographics however in the current political climate the world is likely to put more walls than are taken down.

●	Productivity: Long term growth is typically driven by two factors: the size of your workforce (demographics) and the efficiency with which it works or productivity. While demographics trends look troubling, the concern regarding productivity is equally concerning. Global productivity growth over the last 10 years has dropped precipitously according to a new report by the OECD. Two main causes, a lack of technology investment and the impact of lower global trade the development of efficient global supply chains, are not likely to get better in the intermediate term.

In the face of these headwinds, we believe that to take a long only investment approach over the next several years will prove challenging: lower expected returns combined with short sharp bouts of volatility will make it hard for clients and advisors to stay the course. The need for tactical and satellite (liquid alts, REITS, FX, etc.) strategies to balance risk and provide exposure to diversified risk factors that can drive return will be greater than at any point since rebound from the financial crisis in 2009.

Kindest regards,

Stephen B. Blumenthal

November 1, 2016

3905-NLD-12/27/2016

The indices shown are for informational purposes only and are not reflective of any investment. As it is not possible to invest in the indices, the data shown does not reflect or compare features of an actual investment, such as its objectives, costs and expenses, liquidity, safety, guarantees or insurance, fluctuation of principal or return, or tax features. Past performance is no guarantee of future results

Additional Index Disclosure: The MSCI All Country World Index (MSCI ACWI) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI ACWI consists of 46 country indexes comprising 23 developed and 23 emerging market country indexes. The developed market country indexes included are: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States. The emerging market country indexes included are: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Peru, Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates. The Barclays U.S. Corporate High Yield Bond Index is an unmanaged index that covers the universe of fixed-rate, non investment grade debt. The Barclay Equity Long/Short Index is an index of directional strategies involves equity-oriented investing on both the long and short sides of the market. The objective is not to be market neutral. Managers have the ability to shift from value to growth, from small to medium to large capitalization stocks, and from a net long position to a net short position. Managers may use futures and options to hedge. The focus may be regional or sector specific. The S&P 500 Total Return Index is an unmanaged composite of 500 large capitalization companies. This index is widely used by professional investors as a performance benchmark for large-cap stocks. You cannot invest directly in an index. The Credit Suisse Managed Futures Index is a subset of the Credit Suisse Hedge Fund Index that measures the aggregate performance of managed futures hedge funds. Managed futures funds (often referred to as CTAs or Commodity Trading Advisors) typically focus on investing in listed bond, equity, commodity futures and currency markets, globally. Managers tend to employ systematic trading programs that largely rely upon historical price data and market trends. A significant amount of leverage may be employed since the strategy involves the use of futures contracts. CTAs tend not to have a particular bias towards being net long or net short any particular market. The Morningstar Moderate Target Risk Index is based on a well-established asset allocation methodology from Ibbotson Associates, a Morningstar company. The securities selected for the asset allocation are driven by rules-based indexing methodologies. The index seeks to provide both capital appreciation and income by investing in three major areas: stocks, bonds, and cash. This index tends to hold larger positions in stocks than conservative-allocation portfolios. The index typically has 50% to 70% of assets in equities and the remainder in fixed income and cash. The index is rebalanced annually. The Morningstar World Stock Category: World stock portfolios have few geographical limitations. It is common for these portfolios to invest the majority of their assets in the U.S., Europe, and Japan, with the remainder divided among the globe’s smaller markets. These portfolios typically have 20%-60% of assets in U.S. stocks. The Morningstar Multialternative Category: The Multialternative Category contains funds that offer investors exposure to several different alternative investment tactics. Funds in this category have a majority of their assets exposed to alternative strategies. An investor’s exposure to different tactics may change slightly over time in response to market movements. Funds in this category include both funds with static allocations to alternative strategies and funds tactically allocating among alternative strategies and asset classes. The gross short exposure is greater than 20%. The Morningstar Nontraditional Bond Category: The Nontraditional Bond Category contains funds that pursue strategies divergent in one or more ways from conventional practice in the broader bond-fund universe. Many funds in this group describe themselves as “absolute return” portfolios, which seek to avoid losses and produce returns uncorrelated with the overall bond market; they employ a variety of methods to achieve those aims. Another large subset are self-described “unconstrained” portfolios that have more flexibility to invest tactically across a wide swath of individual sectors, including high-yield and foreign debt, and typically with very large allocations. Funds in the latter group typically have broad freedom to manage interest-rate sensitivity, but attempt to tactically manage those exposures in order to minimize volatility. The category is also home to a subset of portfolios that attempt to minimize volatility by maintaining short or ultra- short duration portfolios, but explicitly court significant credit and foreign bond market risk in order to generate high returns. Funds within this category often will use credit default swaps and other fixed income derivatives to a significant level within their portfolios. The Morningstar Long Short Equity Category: Long-short portfolios hold sizable stakes in both long and short positions in equities and related derivatives. Some funds that fall into this category will shift their exposure to long and short positions depending on their macro outlook or the opportunities they uncover through bottom-up research. Some funds may simply hedge long stock positions through exchange- traded funds or derivatives. At least 75% of the assets are in equity securities or derivatives. Definitions: Long: Buying a security such as a stock, commodity or currency, with the expectation that the asset will rise in value. Short: Any sale that is completed by the delivery of a security borrowed by the seller. Short sellers assume they will be able to buy the stock at a lower amount that the price at which they sold short.

CMG Long/Short Fund
PORTFOLIO REVIEW (Unaudited)
October 31, 2016

Total Returns as of October 31, 2016

			Annualized
			Since
CMG Long/Short Fund:	Six Months	One Year	Inception*
Class A
Without sales charge	(5.71)%	(10.20)%	(12.78)%
With sales charge	(11.11)%	(15.38)%	(13.87)%
Class I
	(5.63)%	(9.92)%	(12.50)%
Barclay Equity Long/Short Index	1.13%	(1.21)%	4.56%

*	Class A and Class I shares commenced operations on February 28, 2012.

Effective November 16, 2015, CMG Tactical Futures Strategy Fund was renamed CMG Long/Short Fund.

The Barclay Equity Long/Short Index is an index of directional strategies that involves equity-oriented investing on both the long and short sides of the market. The objective is not to be market neutral. Managers have the ability to shift from value to growth, from small to medium to large capitalization stocks, and from a net long position to a net short position. Managers may use futures and options to hedge. The focus may be regional or sector specific. Investors cannot invest directly in an index or benchmark.

Past performance is not predictive of future results. The investment return and principal value of an investment will fluctuate. An investor’s shares, when redeemed, may be worth more or less than the original cost. Total return is calculated assuming reinvestment of all dividends and distributions, if any. Class A shares are subject to a sales charge of 5.75% imposed on purchases. The Fund’s total annual operating expenses, including underlying funds, are 3.76% for Class A and 3.36% for Class I per the Fund’s prospectus dated August 29, 2016. The graph does not reflect the deduction of taxes that a shareholder would have to pay on Fund distributions, if any, or the redemption of the Fund shares. For performance information current to the most recent month-end, please call 1-866-CMG-9456.

Portfolio Composition as of October 31, 2016 (Unaudited)

Percentage of Net
Assets
Exchange Traded Funds (Equity)	100.2%
Short-Term Investments	0.9%
Liabilities Less Other Assets	(1.1)%
Total	100.0%

Please refer to the Portfolio of Investments in this semi-annual report for a detailed analysis of the Fund’s holdings.

CMG Global Equity Fund
PORTFOLIO REVIEW (Unaudited)
October 31, 2016

Total Returns as of October 31, 2016

			Annualized
			Since
CMG Global Equity Fund:	Six Months	One Year	Inception*
Class A
Without sales charge	(4.69)%	(9.72)%	0.11%
With sales charge	(10.14)%	(14.90)%	(1.59)%
Class I
	(4.48)%	(9.43)%	0.38%
MSCI AC World Index	3.02%	2.05%	4.56%

*	Class A and Class I shares commenced operations on May 15, 2013.

The MSCI All Country World Index is a free float-adjusted market capitalization weighted equity index designed to measure the performance of equities in developed and emerging markets. Investors cannot invest directly in an index or benchmark.

Past performance is not predictive of future results. The investment return and principal value of an investment will fluctuate. An investor’s shares, when redeemed, may be worth more or less than the original cost. Total return is calculated assuming reinvestment of all dividends and distributions, if any. Class A shares are subject to a sales charge of 5.75% imposed on purchases. The Fund’s total annual operating expenses, including underlying funds, are 2.97% for Class A and 2.72% for Class I per the Fund’s prospectus dated August 29, 2016. The graph does not reflect the deduction of taxes that a shareholder would have to pay on Fund distributions, if any, or the redemption of the Fund shares. For performance information current to the most recent month-end, please call 1-866-CMG-9456.

Portfolio Composition as of October 31, 2016 (Unaudited)

	Percent of		Percent of
	Net Assets		Net Assets
Common Stocks
United States	46.1%	Taiwan	2.3%
United Kingdom	9.5%	India	1.9%
Japan	5.5%	Ireland	1.9%
Germany	3.5%	Spain	1.8%
France	3.4%	Sweden	1.6%
Italy	3.4%	Switzerland	1.6%
China	3.1%	Short-Term Investments	11.1%
Israel	2.5%	Liabilities Less Other Assets	(1.7)%
Denmark	2.5%	Total	100.0%

Please refer to the Portfolio of Investments in this semi-annual report for a detailed analysis of the Fund’s holdings.

CMG Tactical Bond Fund
PORTFOLIO REVIEW (Unaudited)
October 31, 2016

Total Returns as of October 31, 2016

			Annualized
	Six		Since
CMG Tactical Bond Fund:	Months	One Year	Inception*
Class A
Without sales charge	1.10%	2.71%	(0.70)%
With sales charge	(4.76)%	(3.17)%	(4.76)%
Class I
	1.29%	3.15%	0.85%
Barclays U.S. Corporate High Yield Index	7.59%	10.14%	3.96%

*	Class I shares commenced operations on October 6, 2014. Class A shares commenced operations on May 29, 2015. Barclays U.S. Corporate High Yield Index since inception performance is as of October 6, 2014.

The Barclays U.S. Corporate High Yield Index is a market value-weighted index which covers the U.S. non-investment grade fixed-rate debt market. Investors cannot invest directly in an index or benchmark.

Past performance is not predictive of future results. The investment return and principal value of an investment will fluctuate. An investor’s shares, when redeemed, may be worth more or less than the original cost. Total return is calculated assuming reinvestment of all dividends and distributions, if any. Class A shares are subject to a sales charge of 5.75% imposed on purchases. The Fund’s total annual operating expenses, including underlying funds, are 2.14% for Class A and 1.74% for Class I per the Fund’s prospectus dated August 29, 2016. The graph does not reflect the deduction of taxes that a shareholder would have to pay on Fund distributions, if any, or the redemption of the Fund shares. For performance information current to the most recent month-end, please call 1-866-CMG-9456.

Porfolio Composition as of October 31, 2016 (Unaudited)

Percent of Net
Assets
Mutual Fund (Debt)	91.1%
Exchange-Traded Fund (Debt)	4.8%
Short-Term Investments	8.7%
Liabilities Less Other Assets	(4.6)%
Total	100.0%

Please refer to the Portfolio of Investments in this semi-annual report for a detailed analysis of the Fund’s holdings.

CMG Global Macro Strategy Fund
PORTFOLIO REVIEW (Unaudited)
October 31, 2016

Total Returns as of October 31, 2016

		Annualized
	Six	Since
CMG Global Macro Strategy Fund:	Months	Inception*
Class A
Without sales charge	(3.47)%	(16.60)%
With sales charge	(9.05)%	(21.39)%
Class I
	(3.24)%	(16.40)%
S&P 500 Total Return	4.06%	4.99%

*	Class A and Class I shares commenced operations on December 8, 2015.

The S&P 500 Total Return Index is an unmanaged market capitalization-weighted index which is comprised of 500 of the largest U.S. domiciled companies and includes there investment of all dividends. Investors cannot invest directly in an index or benchmark.

Past performance is not predictive of future results. The investment return and principal value of an investment will fluctuate. An investor’s shares, when redeemed, may be worth more or less than the original cost. Total return is calculated assuming reinvestment of all dividends and distributions, if any. Total returns would have been lower had the adviser not waived its fees and reimbursed a portion of the Fund’s expenses. Class A shares are subject to a sales charge of 5.75% imposed on purchases. The Fund’s total annual operating expenses, including underlying funds, are 3.55% for Class A and 3.30% for Class I per the Fund’s prospectus dated August 29, 2016. The graph does not reflect the deduction of taxes that a shareholder would have to pay on Fund distributions, if any, or the redemption of the Fund shares. For performance information current to the most recent month-end, please call 1-866-CMG-9456.

Porfolio Composition as of October 31, 2016 (Unaudited)

Percent of Net
Assets
Exchange-Traded Fund (Debt)	49.9%
Private Investment Fund	24.5%
Short-Term Investments	3.2%
Other Assets Less Liabilities	22.4%
Total	100.0%

Please refer to the Portfolio of Investments in this semi-annual report for a detailed analysis of the Fund’s holdings.

CMG Tactical All Asset Strategy Fund
PORTFOLIO REVIEW (Unaudited)
October 31, 2016

Total Returns as of October 31, 2016

Annualized
Since
CMG Tactical All Asset Strategy Fund:	Inception*
Class A
Without sales charge	0.50%
With sales charge	(5.28)%
Class I
0.60%
S&P 500 Total Return	4.06%

________________

*	Class A and Class I shares commenced operations on May 2, 2016.

The S&P 500 Total Return Index is an unmanaged market capitalization-weighted index which is comprised of 500 of the largest U.S. domiciled companies and includes there investment of all dividends. Investors cannot invest directly in an index or benchmark.

Past performance is not predictive of future results. The investment return and principal value of an investment will fluctuate. An investor’s shares, when redeemed, may be worth more or less than the original cost. Total return is calculated assuming reinvestment of all dividends and distributions, if any. Total returns would have been lower had the adviser not waived its fees and reimbursed a portion of the Fund’s expenses. Class A shares are subject to a sales charge of 5.75% imposed on purchases. The Fund’s total annual operating expenses, including underlying funds, are 1.65% for Class A and 1.40% for Class I per the Fund’s prospectus dated August 29, 2016. The graph does not reflect the deduction of taxes that a shareholder would have to pay on Fund distributions, if any, or the redemption of the Fund shares. For performance information current to the most recent month-end, please call 1-866-CMG-9456.

Portfolio Composition as of October 31, 2016 (Unaudited)

Percent of Net
Assets
Exchange-Traded Funds (Equity)	61.3%
Exchange-Traded Funds (Debt)	33.6%
Short-Term Investments	7.3%
Liabilities Less Other Assets	(2.2)%
Total	100.0%

Please refer to the Portfolio of Investments in this semi-annual report for a detailed analysis of the Fund’s holdings.

CMG Long/Short Fund

PORTFOLIO OF INVESTMENTS(Unaudited)

October 31, 2016

Shares	Security	Value
	EXCHANGE-TRADED FUNDS - 100.2%
	EQUITY FUND - 100.2%
450	ProShares Short S&P 500 *	$17,429
34,930	Vanguard S&P 500 ETF	6,815,891
	TOTAL EXCHANGE-TRADED FUNDS (Cost - $6,817,529)	6,833,320

	SHORT-TERM INVESTMENTS - 0.9%
	MONEY MARKET FUND - 0.9%
63,798	Federated Prime Obligations Fund, Institutional Shares, 0.24% +	63,798
	TOTAL SHORT-TERM INVESTMENTS(Cost - $63,798)

	TOTAL INVESTMENTS - 101.1% (Cost - $6,881,327)(a)	$6,897,118
	LIABILITIES LESS OTHER ASSETS - (1.1)%	(74,991)
	NET ASSETS - 100.0%	$6,822,127

*	Non-income producing security.

+	Money market fund; interest rate reflects seven-day yield on October 31, 2016.

(a)	Represents cost for financial reporting purposes. Aggregate cost for federal income tax purposes is $6,883,867 and does not differ from fair value.

Unrealized Appreciation:	$15,791
Unrealized Depreciation:	(2,540)
Net Unrealized Appreciation:	$13,251

The accompanying notes are an integral part of these financial statements.

CMG Global Equity Fund
PORTFOLIO OF INVESTMENTS (Unaudited)
October 31, 2016

Shares	Security	Value
	COMMON STOCKS - 90.6%
	APPAREL - 4.4%
8,954	Burberry Group PLC	$161,246
2,239	NIKE, Inc.	112,353
		273,599
	BANKS - 3.9%
2,892	US Bancorp	129,446
2,504	Wells Fargo & Co.	115,209
		244,655
	BEVERAGES - 3.6%
2,294	Brown-Forman Corp.	111,259
794	Monster Beverage Corp.*	114,606
		225,865
	CHEMICALS - 5.6%
2,755	Fuchs Petrolub SE	122,991
2,271	Novozymes A/S	84,232
6,827	Victrex PLC	145,947
		353,170
	COMMERCIAL SERVICES - 2.3%
3,885	Healthcare Services Group, Inc.	143,628

	COMPUTERS - 8.5%
1,030	Accenture PLC	119,727
1,235	Apple, Inc.	140,222
2,017	Cognizant Technology Solutions Corp. - Cl. A*	103,573
7,977	Infosys, Ltd. - ADR	121,729
2,645	Syntel, Inc.*	53,165
		538,416
	COSMETICS/PERSONAL CARE - 1.6%
578	L’Oreal SA	103,309

	DISTRIBUTION/WHOLESALE - 3.8%
3,240	Fastenal Co.	126,295
542	WW Grainger, Inc.	112,801
		239,096
	DIVERSIFIED FINANCIAL SERVICES - 7.8%
1,872	American Express Co.	124,338
1,268	MasterCard, Inc.	135,701
1,654	T Rowe Price Group, Inc.	105,873
1,514	Visa, Inc. - Cl. A	124,920
		490,832
	ELECTRONICS - 2.7%
4,000	Hoya Corp.	166,913

	FOOD - 1.6%
1,408	Nestle SA	102,158

	HEALTHCARE-PRODUCTS - 3.8%
1,795	DiaSorin SpA	110,190
1,438	Varian Medical Systems, Inc.*	130,470
		240,660
	HOME BUILDERS - 2.3%
1,817	Thor Industries, Inc.
		144,106
	HOUSEHOLD PRODUCTS/WARES - 3.9%
1,498	Reckitt Benckiser Group PLC	133,748
789	Societe BIC SA	109,237
		242,985
	INTERNET - 5.2%
166	Alphabet, Inc. - Cl. A*	134,443
7,211	Tencent Holdings, Ltd. - ADR	191,308
		325,751
	LEISURE TIME - 2.8%
1,032	Shimano, Inc.	176,379

The accompanying notes are an integral part of these financial statements.

CMG Global Equity Fund
PORTFOLIO OF INVESTMENTS (Unaudited)(Continued)
October 31, 2016

Shares	Security	Value
	MACHINERY-DIVERSIFIED - 2.5%
2,965	Spirax-Sarco Engineering PLC	$159,713

	MEDIA - 3.4%
644	FactSet Research Systems, Inc.	99,640
1,257	Walt Disney Co.	116,511
		216,151
	MISCELLANEOUS MANUFACTURING - 1.9%
723	3M Co.	119,512

	PHARMACEUTICALS - 4.7%
1,052	Johnson & Johnson	122,022
2,005	Novo Nordisk A/S	71,618
3,608	Recordati SpA	101,962
		295,602
	RETAIL - 9.5%
2,796	Bed Bath & Beyond, Inc.	113,014
248	Chipotle Mexican Grill, Inc. - Cl. A*	89,469
1,432	Fielmann AG	99,177
3,636	Hennes & Mauritz AB	102,412
3,246	Industria de Diseno Textil SA	113,313
1,311	Tractor Supply, Co.	82,108
		599,493
	SEMICONDUCTORS - 2.3%
4,691	Taiwan Semiconductor Manufacturing Co., Ltd. - ADR	145,890

	SOFTWARE - 2.5%
1,871	Check Point Software Technologies, Ltd.*	158,212

	TOTAL COMMON STOCKS (Cost - $5,453,673)	5,706,095

	SHORT-TERM INVESTMENTS - 11.1%
	MONEY MARKET FUND - 11.1%
701,656	Federated Prime Obligations Fund, Institutional Shares, 0.24% +	701,656
	TOTAL SHORT-TERM INVESTMENTS (Cost - $701,656)

	TOTAL INVESTMENTS - 101.7% (Cost - $6,155,329) (a)	$6,407,751
	LIABILITIES LESS OTHER ASSETS - (1.7)%	(106,167)
	NET ASSETS - 100.0%	$6,301,584

ADR - American Depositary Receipt

PLC - Public Limited Company

*	Non-income producing security.

+	Money Market Fund; interest rate reflects seven-day effective yield on October 31, 2016.

(a)	Represents cost for financial reporting purposes. Aggregate cost for federal income tax purposes is $6,253,863 and differs from value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized Appreciation:	$783,785
Unrealized Depreciation:	(629,897)
Net Unrealized Appreciation:	$153,888

		Unrealized
# of Contracts		Depreciation
	OPEN LONG FUTURES CONTRACTS
2	S&P 500 E-Mini, December 2016	$(1,425)
	(Underlying Face Amount $212,000)
	TOTAL OPEN SHORT FUTURES CONTRACTS	$(1,425)

Face amounts are the underlying reference amounts to equities upon which the fair value of the futures contracts traded by the Fund are based. While face amounts do not represent the current fair value and are not necessarily indicative of the future cash flows of the Fund’s futures contracts, the underlying price changes in relation to the variables specified by the face amounts affect the fair value of these derivative financial instruments.

The accompanying notes are an integral part of these financial statements.

CMG Tactical Bond Fund
PORTFOLIO OF INVESTMENTS (Unaudited)
October 31, 2016

Shares	Security	Value
	MUTUAL FUND - 91.1%
	DEBT FUND - 91.1%
2,780,931	PIMCO High Yield Fund - Institutional Shares	$24,416,572
	TOTAL MUTUAL FUND (Cost - $24,500,000)

	EXCHANGE-TRADED FUND - 4.8%
	DEBT FUND - 4.8%
15,100	iShares iBoxx $ High Yield Corporate Bond ETF	1,298,902
	TOTAL EXCHANGE-TRADED FUND (Cost - $1,311,888)

	SHORT-TERM INVESTMENTS - 8.7%
	MONEY MARKET FUND - 8.7%
2,318,163	Federated Prime Obligations Fund, Institutional Shares, 0.24% +	2,318,163
	TOTAL SHORT-TERM INVESTMENTS (Cost - $2,318,163)

	TOTAL INVESTMENTS - 104.6% (Cost - $28,130,051) (a)	$28,033,637
	LIABILITIES LESS OTHER ASSETS - (4.6)%	(1,237,563)
	NET ASSETS - 100.0%	$26,796,074

+	Money Market Fund; interest rate reflects seven-day effective yield on October 31, 2016.

(a)	Represents cost for financial reporting purposes. Aggregate cost for federal income tax purposes is $28,289,534 and differs from value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized Appreciation:	$—
Unrealized Depreciation:	(255,897)
Net Unrealized Depreciation:	$(255,897)

The accompanying notes are an integral part of these financial statements.

CMG Global Macro Strategy Fund
CONSOLIDATED PORTFOLIO OF INVESTMENTS (Unaudited)
October 31, 2016

Shares	Security	Value
	EXCHANGE-TRADED FUND - 49.9%
	DEBT FUND - 49.9%
122,275	SPDR Barclays 1-3 Month Treasury Bill ETF*	$5,592,859
	TOTAL EXCHANGE-TRADED FUND (Cost - $5,588,918)

	PRIVATE INVESTMENT FUND - 24.5%
3,286	Global Macro Strategy LLC * #	2,752,871
	TOTAL PRIVATE INVESTMENT FUND (Cost - $3,313,676)

	SHORT-TERM INVESTMENTS - 3.2%
	MONEY MARKET FUND - 3.2%
360,647	Federated Prime Obligations Fund, Institutional Shares, 0.24% +	360,647
	TOTAL SHORT-TERM INVESTMENTS (Cost - $360,647)

	TOTAL INVESTMENTS - 77.6% (Cost - $9,263,241) (a)	$8,706,377
	OTHER ASSETS LESS LIABILITIES - 22.4%	2,513,815
	NET ASSETS - 100.0%	$11,220,192

*	Non-income producing security.

#	Affiliated Fund.

+	Money market fund; interest rate reflects seven-day yield on October 31, 2016.

(a)	Represents cost for financial reporting purposes. Aggregate cost for federal income tax purposes is $9,216,271 and does not differ from fair value.

Unrealized Appreciation:	$50,911
Unrealized Depreciation:	(560,805)
Net Unrealized Depreciation:	$(509,894)

		Unrealized
Contracts		Appreciation/(Depreciation)
	OPEN LONG FUTURES CONTRACTS ++
14	Euro-Bund, December 2016	$(45,040)
	(Underlying Face Amount at Value $2,537,917)
61	FTSE China A50, December 2016	(3,813)
	(Underlying Face Amount at Value $605,883)
19	US 10 Year Note, December 2016	(4,125)
	(Underlying Face Amount at Value $2,467,000)
1	USD/CZK, December 2016	2,360
	(Underlying Face Amount at Value $97,380)
	TOTAL OPEN LONG FUTURES CONTRACTS	(50,618)

	OPEN SHORT FUTURES CONTRACTS ++
(2)	Australian Dollar, December 2016	(3,150)
	(Underlying Face Amount at Value $148,690)
(2)	British Pound, December 2016	11,900
	(Underlying Face Amount at Value $165,075)
(36)	Canadian 10 Year Bond, December 2016	(3,936)
	(Underlying Face Amount at Value $3,877,612)
(1)	Canadian Dollar, December 2016	1,410
	(Underlying Face Amount at Value $75,935)
(2)	CHF/USD, December 2016	643
	(Underlying Face Amount at Value $253,693)

The accompanying notes are an integral part of these financial statements.

CMG Global Macro Strategy Fund
CONSOLIDATED PORTFOLIO OF INVESTMENTS (Unaudited)(Continued)
October 31, 2016

		Unrealized
Contracts		Appreciation/(Depreciation)
	OPEN SHORT FUTURES CONTRACTS ++
(4)	Dax Index, December 2016	$(42,273)
	(Underlying Face Amount at Value $1,130,061)
(82)	Euro FX, December 2016	272,114
	(Underlying Face Amount at Value $11,533,789)
(5)	Euro-BTP, December 2016	12,627
	(Underlying Face Amount at Value $7,733)
(4)	Euro-OAT, December 2016	(395)
	(Underlying Face Amount at Value $686)
(19)	Japanese Yen, December 2016	34,264
	(Underlying Face Amount at Value $2,301,320)
(16)	Long Gilt, December 2016	(6,659)
	(Underlying Face Amount at Value $2,448,200)
(1)	New Zealand Dollar, December 2016	795
	(Underlying Face Amount at Value $36,067,566)
(13)	S&P 500 E-mini, December 2016	8,210
	(Underlying Face Amount at Value $1,386,275)
	TOTAL OPEN SHORT FUTURES CONTRACTS	285,550

	TOTAL OPEN FUTURES CONTRACTS	$234,932

Face amounts are the underlying reference amounts to stock exchange indices, equities and foreign currencies upon which the fair value of the futures contracts traded by the Fund are based. While face amounts do not represent the current fair value and are not necessarily indicative of the future cash flows of the Fund’s futures contracts, the underlying price changes in relation to the variables specified by the face amounts affect the fair value of these derivative financial instruments.

++	All of this investment is a holding of DGM AEX Strategy LLC.

The accompanying notes are an integral part of these financial statements.

CMG Tactical All Asset Strategy Fund
PORTFOLIO OF INVESTMENTS (Unaudited)
October 31, 2015

Shares	Security	Value
	EXCHANGE-TRADED FUNDS - 94.9%
	DEBT FUNDS - 33.6%
14,078	iShares 20+ Year Treasury Bond ETF	$1,847,738
32,621	iShares Emerging Markets High Yield Bond ETF	1,631,050
12,449	Vanguard Extended Duration Treasury ETF	1,593,846
21925	Vanguard Long-Term Bond ETF	2,089,452
	TOTAL DEBT FUNDS (Cost - $7,455,377)	7,162,086

	EQUITY FUNDS - 61.3%
22,389	iShares US Financials ETF	2,021,279
48,578	iShares US Regional Banks ETF	1,783,784
15,353	iShares US Technology ETF	1,820,712
50,702	Vanguard FTSE Emerging Markets ETF	1,914,000
17,194	Vanguard Information Technology ETF	2,058,466
26,669	Vanguard Total World Stock ETF	1,590,806
17,531	Vanguard Utilities ETF	1,891,946
	TOTAL EQUITY FUNDS (Cost - $13,135,959)	13,080,993

	TOTAL EXCHANGE-TRADED FUND (Cost - $20,591,336)	20,243,079

	SHORT-TERM INVESTMENTS - 7.3%
	MONEY MARKET FUND - 7.3%
1,552,260	Federated Prime Cash Obligation Fund, Institutional Shares, 0.24% +	1,552,260
	TOTAL SHORT-TERM INVESTMENTS (Cost - $1,552,260)

	TOTAL INVESTMENTS -102.2% (Cost - $22,143,596) (a)	$21,795,339
	LIABILITIES LESS OTHER ASSETS - (2.2)%	(463,180)
	NET ASSETS - 100.0%	$21,332,159

+	Money market fund; interest rate reflects seven-day yield on October 31, 2016.

(a)	Represents cost for financial reporting purposes. Aggregate cost for federal income tax purposes is $22,143,596 and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized Appreciation:	$44,472
Unrealized Depreciation:	(392,729)
Net Unrealized Depreciation:	$(348,257)

The accompanying notes are an integral part of these financial statements.

CMG Funds
STATEMENTS OF ASSETS AND LIABILITIES (Unaudited)
October 31, 2016

				CMG Global
	CMG			Macro Strategy	CMG Tactical
	Long/Short	CMG Global	CMG Tactical	Fund	All Asset
	Fund	Equity Fund	Bond Fund	(Consolidated)	Strategy Fund
Assets:
Investments in Unaffiliated Securities at Value (identified cost $6,881,327, $6,155,329, $28,130,051, $5,949,565 and $22,143,596, respectively)	$6,897,118	$6,407,751	$28,033,637	$5,953,506	$21,795,339
Investments in Affiliated Securities at Value (identified cost $0, $0, $0, $3,313,676 and $0, respectively)				$2,752,871
Cash	—	—	—	176,699	—
Deposits with Broker	—	—	—	2,141,237	—
Dividends and Interest Receivable	36	22,934	101,622	97	537
Receivable for Fund Shares Sold	95	—	—	—	131,596
Due From Broker - Variation Margin	—	—	—	234,932	—
Prepaid Expenses and Administrative Fees	19,674	20,592	33,812	34,729	31,257
Total Assets	6,916,923	6,451,277	28,169,071	11,294,071	21,958,729

Liabilities:
Due to Broker	—	65,093	—	—	—
Payable for Securities Purchased	—	—	—	—	600,055
Payable for Fund Shares Redeemed	21,545	48,577	1,290,173	32,350	619
Due to Broker - Variation Margin	—	1,425	—	—	—
Accrued Advisory Fees	7,298	6,842	21,817	7,174	12,406
Accrued Management Fees	—	—	—	7,735	—
Accrued Distribution Fees	828	705	106	1	3,622
Payable to Related Parties	30,803	18,258	60,901	20,848	8,966
Accrued Expenses and Other Liabilities	34,322	8,793	—	5,771	902
Total Liabilities	94,796	149,693	1,372,997	73,879	626,570

NET ASSETS	$6,822,127	$6,301,584	$26,796,074	$11,220,192	$21,332,159

Composition of Net Assets:
At October 31, 2016, Net Assets consisted of:
Paid-in-Capital	$12,204,940	$6,361,901	$29,296,159	$13,825,630	$21,580,275
Accumulated Net Investment Loss	(200,922)	(126,648)	12,174	(300,923)	(17,371)
Accumulated Net Realized Gain (Loss) From Investments, Futures, Options and Foreign Currency Transactions	(5,197,682)	(184,874)	(2,415,845)	(1,982,583)	117,512
Net Unrealized Appreciation (Depreciation) on:
Investments	15,791	252,422	(96,414)	(556,864)	(348,257)
Futures	—	(1,425)	—	234,932	—
Foreign Currency Translations	—	208	—	—	—
Net Assets	$6,822,127	$6,301,584	$26,796,074	$11,220,192	$21,332,159

Net Asset Value, Offering and Redemption Price Per Share
Class A Shares:
Net Assets	$2,418,781	$3,281,880	$378,214	$4,485	$18,842,303
Shares of beneficial interest outstanding (unlimited shares of no par beneficial interest authorized)	457,823	336,538	39,428	538	1,874,717
Net Asset Value (Net Assets ÷ Shares Outstanding) and Redemption Price Per Share	$5.28	$9.75	$9.59	$8.34	$10.05
Maximum Offering Price Per Share (Maximum sales charge of 5.75%)	5.60	10.34	10.18	8.85	10.66

Class I Shares:
Net Assets	$4,403,346	$3,019,704	$26,417,860	$11,215,707	$2,489,856
Shares of beneficial interest outstanding (unlimited shares of no par beneficial interest authorized)	821,134	308,238	2,748,304	1,341,575	247,512
Net Asset Value (Net Assets ÷ Shares Outstanding), Offering and Redemption Price Per Share	$5.36	$9.80	$9.61	$8.36	$10.06

The accompanying notes are an integral part of these financial statements.

CMG Funds
STATEMENTS OF OPERATIONS (Unaudited)
For the Six Months Ended October 31, 2016

				CMG Global
				Macro Strategy	CMG Tactical All
	CMG Long/Short	CMG Global	CMG Tactical Bond	Fund	Asset Strategy
	Fund	Equity Fund	Fund	(Consolidated)	Fund *
Investment Income:
Unaffiliated Dividend Income (net of foreign taxes withheld of $0, $5,724, $0, $0 and $0, respectively)	$—	$103,509	$587,964	$—	$82,333
Unaffiliated Interest Income	205	—	9,985	3,589	2,072
Total Investment Income	205	103,509	597,949	3,589	84,405

Expenses:
Investment Advisory Fees	42,897	45,196	136,296	66,437	39,293
Administration Fees ^	63,014	62,329	69,607	68,841	49,855
Distribution Fees- Class A	5,398	4,353	623	21	11,705
Non 12b-1 Shareholder Servicing Fees	3,659	1,922	2,754	1,622	923
Interest Expense	—	7,919	6,063	—	—
Management Fees ^	—	—	—	53,408	—
Professional Fees ^	—	—	—	12,333	—
Miscellaneous Fees ^	—	—	—	4,508	—
Total Expenses	114,968	121,719	215,343	207,170	101,776
Less: Fees Waived by Adviser	—	—	—	(18,466)	—
Net Expenses	114,968	121,719	215,343	188,704	101,776
Net Investment Income (Loss)	(114,763)	(18,210)	382,606	(185,115)	(17,371)

Net Realized and Unrealized Gain (Loss) on Investments:
Net Realized Gain (Loss) on:
Unaffiliated Investments	(897,099)	(10,866)	645,459	(168)	117,512
Affiliated Investments	—	—	—	(76,749)	—
Futures Contracts	—	(87,124)	—	(1,010,356)	—
Option Contracts Purchased	—	(224,577)	(16,992)
Option Contracts Written	—	116,528	(285)	—	—
Foreign Currency Transactions	—	(5,745)	—	—	—
Net Change in Unrealized Appreciation (Depreciation) On:
Unaffiliated Investments	471,134	(119,150)	(688,574)	3,515	(348,257)
Affiliated Investments	—	—	—	(6,747)	—
Futures Contracts	—	32,413	—	959,608	—
Option Contracts Purchased	—	—	(38,484)	—	—
Option Contracts Written	—	3,128	21,818	—	—
Foreign Currency Translations	—	2,699	—	—	—
Net Realized and Unrealized Loss on Investments	(425,965)	(292,694)	(77,058)	(130,897)	(230,745)

Net Increase (Decrease) in Net Assets Resulting From Operations	$(540,728)	$(310,904)	$305,548	$(316,012)	$(248,116)

*	Commencement of Operations on May 2, 2016.

^	All of the Management Fees, Performance Fees, Professional Fees, Miscellaneous Fees and a portion of the Administration Fees for CMG Global Macro Strategy Fund are expenses of DGM AEX Strategy LLC.

The accompanying notes are an integral part of these financial statements.

CMG Funds
STATEMENTS OF CHANGES IN NET ASSETS

	CMG Long/Short Fund		CMG Global Equity Fund		CMG Tactical Bond Fund
	For the Six	For the Year	For the Six	For the Year	For the Six	For the Year
	Months Ended	Ended	Months Ended	Ended	Months Ended	Ended
	October 31, 2016	April 30, 2016	October 31, 2016	April 30, 2016	October 31, 2016	April 30, 2016
	(Unaudited)		(Unaudited)		(Unaudited)
Operations:
Net Investment Income (Loss)	$(114,763)	$(274,617)	$(18,210)	$(141,955)	$382,606	$821,144
Net Realized Gain (Loss) on Investments	(897,099)	(2,281,734)	(211,784)	376,063	628,182	(2,376,150)
Distributions of Realized Gains from Underlying Investment Companies	—	—	—	—	—	7,427
Net Change in Unrealized Appreciation (Depreciation) on Investments	471,134	(455,239)	(80,910)	(953,513)	(705,240)	105,096
Net Increase (Decrease) in Net Assets Resulting From Operations	(540,728)	(3,011,590)	(310,904)	(719,405)	305,548	(1,442,483)

Distributions to Shareholders from:
Net Investment Income
Class A	—	—	—	(20,799)	(3,701)	(2,585)
Class I	—	—	—	(40,345)	(366,731)	(818,561)
Return of Capital
Class A	—	—	—	—	—	(1,084)
Class I	—	—	—	—	—	(213,506)
Total Distributions to Shareholders	—	—	—	(61,144)	(370,432)	(1,035,736)

Beneficial Interest Transactions:
Class A Shares:
Proceeds from Shares Issued	187,888	2,994,805	415,002	1,126,017	71,634	300,010
Distributions Reinvested	—	—	—	20,154	3,701	3,669
Cost of Shares Redeemed	(691,357)	(985,253)	(727,805)	(2,065,844)	(1,000)	(800)
Total Class A Transactions	(503,469)	2,009,552	(312,803)	(919,673)	74,335	302,879

Class I Shares:
Proceeds from Shares Issued	347,954	2,577,647	688,298	2,451,919	4,485,564	14,516,067
Distributions Reinvested	—	—	—	40,211	324,823	923,540
Cost of Shares Redeemed	(2,208,799)	(5,792,061)	(2,295,992)	(5,426,918)	(11,618,040	(29,946,427
Total Class I Transactions	(1,860,845)	(3,214,414)	(1,607,694)	(2,934,788)	(6,807,653)	(14,506,820

Net Increase (Decrease) in Net Assets Resulting from Beneficial Interest Transactions	(2,364,314)	(1,204,862)	(1,920,497)	(3,854,461)	(6,733,318)	(14,203,941

Increase (Decrease) in Net Assets	(2,905,042)	(4,216,452)	(2,231,401)	(4,635,010)	(6,798,202)	(16,682,160)

Net Assets:
Beginning of Period	9,727,169	13,943,621	8,532,985	13,167,995	33,594,276	50,276,436
End of Period**	$6,822,127	$9,727,169	$6,301,584	$8,532,985	$26,796,074	$33,594,276

** Includes accumulated net investment income (loss) of	$(200,922)	$(86,159)	$(126,648)	$(108,438)	$12,174	$—

Share Activity:
Class A Shares:
Shares Issued	34,754	501,571	40,914	106,311	7,438	31,401
Shares Reinvested	—	—	—	1,921	386	391
Shares Redeemed	(128,762)	(149,050)	(71,721)	(196,684)	(104)	(84)
Net increase (decrease) in shares of beneficial interest outstanding	(94,008)	352,521	(30,807)	(88,452)	7,720	31,708

Class I Shares:
Shares Issued	62,866	418,044	67,463	233,654	465,322	1,502,469
Shares Reinvested	—	—	—	3,822	33,773	97,174
Shares Redeemed	(410,455)	(867,194)	(224,684)	(510,785)	(1,210,688)	(3,183,150)
Net increase (decrease) in shares of beneficial interest outstanding	(347,589)	(449,150)	(157,221)	(273,309)	(711,593)	(1,583,507)

The accompanying notes are an integral part of these financial statements.

CMG Funds
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

			CMG Tactical All
	CMG Global Macro Strategy Fund		Asset Strategy
	(Consolidated)		Fund*
	Six Months	Year	Period
	Ended	Ended	Ended
	October 31, 2016	April 30, 2016	October 31, 2016
	(Unaudited)		(Unaudited)
Operations:
Net Investment Loss	$(185,115)	$(118,529)	$(17,371)
Net Realized Gain (Loss) on Investments	(1,087,273)	(901,784)	117,512
Net Change in Unrealized Appreciation (Depreciation) on Investments	956,376	(1,278,308)	(348,257)
Net Decrease in Net Assets Resulting From Operations	(316,012)	(2,298,621)	(248,116)

Beneficial Interest Transactions:
Class A Shares:
Proceeds from Shares Issued	5,798	59,236	19,623,942
Cost of Shares Redeemed	(31,107)	(21,921)	(599,996)
Total Class A Transactions	(25,309)	37,315	19,023,946

Class I Shares:
Proceeds from Shares Issued	386,773	16,600,198	2,583,810
Cost of Shares Redeemed	(2,929,404)	(234,748)	(27,481)
Total Class I Transactions	(2,542,631)	16,365,450	2,556,329

Net Increase (Decrease) in Net Assets Resulting from Beneficial Interest Transactions	(2,567,940)	16,402,765	21,580,275

Increase (Decrease) in Net Assets	(2,883,952)	14,104,144	21,332,159

Net Assets:
Beginning of Period	14,104,144	—	—
End of Period**	$11,220,192	$14,104,144	$21,332,159

* Commencement of Operations on May 1, 2016.
** Includes accumulated net investment loss of:	$(300,923)	$(115,808)	$(17,371)

Share Activity:
Class A Shares:
Shares Issued	637	5,835	1,933,609
Shares Redeemed	(3,594)	(2,340)	(58,892)
Net increase in shares of beneficial interest outstanding	(2,957)	3,495	1,874,717

Class I Shares:
Shares Issued	44,272	1,653,329	250,238
Shares Redeemed	(331,735)	(24,291)	(2,726)
Net increase in shares of beneficial interest outstanding	(287,463)	1,629,038	247,512

The accompanying notes are an integral part of these financial statements.

CMG Funds
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

	CMG Long/Short Fund
	Class A
	Six Months		Year	Year	Year	Year	Year
	Ended		Ended	Ended	Ended	Ended	Ended
	October 31, 2016		April 30, 2016	April 30, 2015	April 30, 2014	April 30, 2013	April 30, 2012*
	(Unaudited)
Net Asset Value, Beginning of Period	$5.60		$7.61	$8.47	$8.52	$9.16	$10.00
Decrease From Operations:
Net investment loss (a)	(0.08)		(0.20)	(0.18)	(0.18)	(0.18)	(0.03)
Net gain (loss) from investments (both realized and unrealized)	(0.24)		(1.81)	(0.68)	0.13	(0.46)	(0.81)
Total from operations	(0.32)		(2.01)	(0.86)	(0.05)	(0.64)	(0.84)
Net Asset Value, End of Period	$5.28		$5.60	$7.61	$8.47	$8.52	$9.16
Total Return (b)	(5.71	)% (e)	(26.41)%	(10.15)%	(0.59)%	(6.99)%	(8.40	)% (e)
Ratios/Supplemental Data
Net assets, end of period (in 000’s)	$2,419		$3,092	$1,516	$7,177	$4,390	$1,741
Ratio of expenses to average net assets:
Before expense reimbursement (c)	3.02	% (d)	3.37%	2.50%	2.38%	2.57%	9.51	% (d)
After expense reimbursement (c)	3.02	% (d)	3.37%	2.36%	2.25%	2.25%	2.25	% (d)
Ratio of net investment loss to average net assets	(3.01	)% (d)	(3.31)%	(2.24)%	(2.13)%	(2.13)%	(2.25	)% (d)
Portfolio turnover rate	83	% (e)	35%	0%	11%	0%	0	% (e)

*	Class A shares commencemed operation on February 28, 2012.

(a)	Per share amounts are calculated using the average shares method, which appropriately presents the per share data for the period.

(b)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any, and excludes sales charges. Had the Adviser not waived a portion of the Fund’s expenses, total returns would have been lower.

(c)	Does not include the expenses of the underlying investment companies in which the Fund invests.

(d)	Annualized.

(e)	Not annualized.

The accompanying notes are an integral part of these financial statements.

CMG Funds
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

	CMG Long/Short Fund
	Class I
	Six Months		Year	Year	Year	Year	Year
	Ended		Ended	Ended	Ended	Ended	Ended
	October 31, 2016		April 30, 2016	April 30, 2015	April 30, 2014	April 30, 2013	April 30, 2012*
	(Unaudited)
Net Asset Value, Beginning of Period	$5.68		$7.68	$8.52	$8.55	$9.17	$10.00
Decrease From Operations:
Net investment loss (a)	(0.07)		(0.19)	(0.16)	(0.16)	(0.15)	(0.03)
Net gain (loss) from investments (both realized and unrealized)	(0.25)		(1.81)	(0.68)	0.13	(0.47)	(0.80)
Total from operations	(0.32)		(2.00)	(0.84)	(0.03)	(0.62)	(0.83)
Net Asset Value, End of Period	$5.36		$5.68	$7.68	$8.52	$8.55	$9.17
Total Return (b)	(5.63	)% (e)	(26.04)%	(9.86)%	(0.35)%	(6.76)%	(8.30	)% (e)
Ratios/Supplemental Data
Net assets, end of period (in 000’s)	$4,403		$6,635	$12,427	$27,573	$11,799	$5,106
Ratio of expenses to average net assets:
Before expense reimbursement (c)	2.65	% (d)	2.97%	2.18%	2.08%	2.35%	9.38	% (d)
After expense reimbursement (c)	2.65	% (d)	2.97%	2.06%	1.95%	1.85%	1.85	% (d)
Ratio of net investment loss to average net assets	(2.65)%		(2.91)%	(1.95)%	(1.83)%	(1.73)%	(1.85	)% (d)
Portfolio turnover rate	83	% (e)	35%	0%	11%	0%	0	% (e)

*	Class I shares commenced operations on February 28, 2012.

(a)	Per share amounts are calculated using the average shares method, which appropriately presents the per share data for the period.

(b)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any, and excludes sales charges. Had the Adviser not waived a portion of the Fund’s expenses, total returns would have been lower.

(c)	Does not include the expenses of the underlying investment companies in which the Fund invests.

(d)	Annualized.

(e)	Not annualized.

The accompanying notes are an integral part of these financial statements.

CMG Funds
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

	CMG Global Equity Fund
	Class A
	Six Months		Year	Year	Period
	Ended		Ended	Ended	Ended
	October 31, 2016		April 30, 2016	April 30, 2015	April 30, 2014 *
	(Unaudited)
Net Asset Value, Beginning of Period	$10.23		$11.00	$10.95	$10.00
Decrease From Operations:
Net investment loss (a)	(0.03)		(0.16)	(0.07)	(0.03)
Net gain (loss) from investments (both realized and unrealized)	(0.40)		(0.56)	0.30	1.07
Total from operations	(0.43)		(0.72)	0.23	1.04
Distributions to shareholders from:
Net investment income	(0.05)		(0.05)	(0.03)	—
Net realized gains	—		—	(0.15)	(0.09)
Total distributions	(0.05)		(0.05)	(0.18)	(0.09)
Net Asset Value, End of Period	$9.75		$10.23	$11.00	$10.95
Total Return (b)	(4.69	)% (d)	(6.57)%	2.12%	10.39	% (d)
Ratios/Supplemental Data
Net assets, end of period (in 000’s)	$3,282		$3,757	$5,013	$2,791
Ratio of expenses to average net assets:
Before expense reimbursement (c)	3.46	% (c)	2.95%	2.48%	3.24	% (c)
After expense reimbursement (c)	3.46	% (c)	2.95%	2.31%	1.90	% (c)
Ratio of net investment loss to average net assets	(0.61	)% (c)	(1.44)%	(0.67)%	(0.33	)% (c)
Portfolio turnover rate	10	% (d)	20%	41%	40	% (d)

*	Class A shares commenced operations on May 15, 2013.

(a)	Per share amounts are calculated using the average shares method, which appropriately presents the per share data for the period.

(b)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any, and excludes sales charges. Had the Adviser not waived a portion of the Fund’s expenses, total returns would have been lower.

(c)	Does not include the expenses of the underlying investment companies in which the Fund invests.

(d)	Annualized.

(e)	Not annualized.

The accompanying notes are an integral part of these financial statements.

CMG Funds
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

	CMG Global Equity Fund
	Class I
	Six Months		Year	Year	Period
	Ended		Ended	Ended	Ended
	October 31, 2016		April 30, 2016	April 30, 2015	April 30, 2014 *
	(Unaudited)
Net Asset Value, Beginning of Period	$10.26		$11.04	$10.98	$10.00
Increase (Decrease) From Operations:
Net investment loss (a)	(0.02)		(0.13)	(0.04)	(0.02)
Net gain (loss) from investments (both realized and unrealized)	(0.37)		(0.58)	0.30	1.09
Total from operations	(0.39)		(0.71)	0.26	1.07
Distributions to shareholders from:
Net investment income	(0.07)		(0.07)	(0.05)	—
Net realized gains	—		—	(0.15)	(0.09)
Total distributions	(0.07)		(0.07)	(0.20)	(0.09)
Net Asset Value, End of Period	$9.80		$10.26	$11.04	$10.98
Total Return (b)	(4.48	)% (d)	(6.43)%	2.39%	10.69	% (d)
Ratios/Supplemental Data
Net assets, end of period (in 000’s)	$3,020		$4,776	$8,155	$12,687
Ratio of expenses to average net assets:
Before expense reimbursement	3.20	% (c)	2.70%	2.25%	2.50	% (c)
After expense reimbursement	3.20	% (c)	2.70%	1.98%	1.65	% (c)
Ratio of net investment loss to average net assets	(0.40	)% (c)	(1.18)%	(0.32)%	(0.21	)% (c)
Portfolio turnover rate	10	% (d)	20%	41%	40	% (d)

*	Class I shares commenced operations on May 15, 2013.

(a)	Per share amounts are calculated using the average shares method, which appropriately presents the per share data for the period.

(b)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any. Had the Adviser not waived a portion of the Fund’s expenses, total returns would have been lower.

(c)	Annualized.

(d)	Not annualized.

The accompanying notes are an integral part of these financial statements.

CMG Funds
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

	CMG Tactical Bond Fund
	Class A
	Six Months		Period
	Ended		Ended
	October 31, 2016		April 30, 2016 *
	(Unaudited)
Net Asset Value, Beginning of Period	$9.60		$9.96
Increase (Decrease) From Operations
Net investment income (a)	0.11		0.12
Net gain (loss) from investments (both realized and unrealized	0.03		(0.33)
Total from operations	0.14		(0.21)
Distributions to shareholders from
Net investment income	(0.15)		(0.11)
Return of Capital	—		(0.04)
Total distributions	(0.15)		(0.15)
Net Asset Value, End of Period	$9.59		$9.60
Total Return (b)	1.10	% (f)	(2.07	)% (f)
Ratios/Supplemental Data
Net assets, end of period (in 000’s)	$378		$305
Ratio of expenses to average net assets (c)	1.90	% (e)	1.76	% (e)
Ratio of net investment income to average net assets (c)(d)	2.33	% (e)	1.41	% (e)
Portfolio turnover rate	830	% (f)	1413	% (f)

*	Class A shares commenced operations on May 29, 2015.

(a)	Per share amounts are calculated using the average shares method, which appropriately presents the per share data for the period.

(b)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any, and excludes sales charges, if any.

(c)	Does not include the expenses of the underlying investment companies in which the Fund invests.

(d)	Recognition of net investment income by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(e)	Annualized.

(f)	Not annualized.

The accompanying notes are an integral part of these financial statements.

CMG Funds
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

	CMG Tactical Bond Fund
	Class I
	Six Months		Year	Period
	Ended		Ended	Ended
	October 31, 2016		April 30, 2016	April 30, 2015 *
	(Unaudited)
Net Asset Value, Beginning of Period	$9.62		$9.97	$10.00
Increase (Decrease) From Operations:
Net investment income (a)	0.13		0.17	0.21
Net gain (loss) from investments (both realized and unrealized)	0.06		(0.32)	(0.02)
Total from operations	0.19		(0.15)	0.19
Distributions to shareholders from:
Net investment income	(0.20)		(0.16)	(0.22)
Return of Capital	—		(0.04)	—
Total distributions	(0.20)		(0.20)	(0.22)
Net Asset Value, End of Period	$9.61		$9.62	$9.97
Total Return (b)	1.29	% (f)	(1.44)%	1.94	% (f)
Ratios/Supplemental Data
Net assets, end of period (in 000’s)	$26,418		$33,290	$50,276
Ratio of expenses to average net assets (c)	1.50	% (e)	1.36%	1.53	% (e)
Ratio of net investment income to average net assets (c)(d)	2.67	% (e)	1.81%	3.71	% (e)
Portfolio turnover rate	830	% (f)	1413%	442	% (f)

*	Class I shares commenced operations on October 6, 2014.

(a)	Per share amounts are calculated using the average shares method, which appropriately presents the per share data for the period.

(b)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any, and excludes sales charges, if any.

(c)	Does not include the expenses of the underlying investment companies in which the Fund invests.

(d)	Recognition of net investment income by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(e)	Annualized.

(f)	Not annualized.

The accompanying notes are an integral part of these financial statements.

CMG Funds
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout the period presented.

	CMG Global Macro Strategy Fund
	(Consolidated)
	Class A
	Six Months		Period
	Ended		Ended
	October 31, 2016		April 30, 2016 *
	(Unaudited)
Net Asset Value, Beginning of Period	$8.63		$10.00
Decrease From Operations:
Net investment loss (a)	(0.10)		(0.11)
Net loss from investments (both realized and unrealized)	(0.19)		(1.26)
Total from operations	(0.29)		(1.37)
Net Asset Value, End of Period	$8.34		$8.63
Total Return (b)	(3.47	)% (f)	(13.70	)% (f)
Ratios/Supplemental Data
Net assets, end of period (in 000’s)	$4		$30
Ratio of expenses to average net assets:
Before expense reimbursement (c)	3.49	% (e,g)	3.53	% (e,g)
After expense reimbursement (c)	3.20	% (e,g)	3.28	% (e,g)
Ratio of net investment loss to average net assets (c,d)	(3.14	)% (e,g)	(3.17	)% (e,g)
Portfolio turnover rate	0	% (f,g)	0	% (f,g)

*	Commencement of Operations on December 8, 2015.

(a)	Per share amounts are calculated using the average shares method, which appropriately presents the per share data for the period.

(b)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any, and excludes sales charges, if any. Had the Adviser not waived a portion of the Fund’s expenses, total returns would have been lower.

(c)	Does not include the expenses of the underlying investment companies in which the Fund invests.

(d)	Recognition of net investment income by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(e)	Annualized.

(f)	Not annualized.

(g)	Ratios include the income and expenses of DGM AEX Strategy LLC, see Note 1.

The accompanying notes are an integral part of these financial statements.

CMG Funds
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout the period presented.

	CMG Global Macro Strategy Fund
	(Consolidated)
	Class I
	Six Months		Period
	Ended		Ended
	October 31, 2016		April 30, 2016 *
	(Unaudited)
Net Asset Value, Beginning of Period	$8.64		$10.00
Decrease From Operations:
Net investment loss (a)	(0.13)		(0.11)
Net loss from investments (both realized and unrealized)	(0.15)		(1.25)
Total from operations	(0.28)		(1.36)
Net Asset Value, End of Period	$8.36		$8.64
Total Return (b)	(3.24	)% (f)	(13.60	)% (f)
Ratios/Supplemental Data
Net assets, end of period (in 000’s)	$11,216		$14,074
Ratio of expenses to average net assets:
Before expense reimbursement (c)	3.24	% (e,g)	3.28	% (e,g)
After expense reimbursement (c)	2.95	% (e,g)	3.03	% (e,g)
Ratio of net investment loss to average net assets (c,d)	(2.89	)% (e,g)	(2.92	)% (e,g)
Portfolio turnover rate	0	% (f,g)	0	% (f,g)

*	Commencement of Operations on December 8, 2015.

(a)	Per share amounts are calculated using the average shares method, which appropriately presents the per share data for the period.

(b)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any, and excludes sales charges, if any. Had the Adviser not waived a portion of the Fund’s expenses, total returns would have been lower.

(c)	Does not include the expenses of the underlying investment companies in which the Fund invests.

(d)	Recognition of net investment income by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(e)	Annualized.

(f)	Not annualized.

(g)	Ratios include the income and expenses of DGM AEX Strategy LLC, see Note 1.

The accompanying notes are an integral part of these financial statements.

CMG Funds
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout the period presented.

	CMG Tactical All Asset
	Strategy Fund
	Class A
	Period
	Ended
	October 31, 2016 *
	(Unaudited)
Net Asset Value, Beginning of Period	$10.00
Decrease From Operations:
Net investment loss (a)	(0.01)
Net loss from investments (both realized and unrealized)	0.06
Total from operations	0.05
Net Asset Value, End of Period	$10.05
Total Return (b)	0.50	% (f)
Ratios/Supplemental Data
Net assets, end of period (in 000’s)	$18,842
Ratio of expenses to average net assets (c)	1.98	% (e)
Ratio of net investment loss to average net assets (c,d)	(0.35	)% (e)
Portfolio turnover rate	209	% (f)

*	Commencement of Operations on May 2, 2016.

(a)	Per share amounts are calculated using the average shares method, which appropriately presents the per share data for the period.

(b)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any, and excludes sales charges, if any.

(c)	Does not include the expenses of the underlying investment companies in which the Fund invests.

(d)	Recognition of net investment income by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(e)	Annualized.

(f)	Not annualized.

The accompanying notes are an integral part of these financial statements.

CMG Funds
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of beneficial interest outstanding throughout the period presented.

	CMG Tactical All Asset
	Strategy Fund
	Class I
	Period
	Ended
	October 31, 2016 *
	(Unaudited)
Net Asset Value, Beginning of Period	$10.00
Decrease From Operations:
Net investment loss (a)	(0.01)
Net loss from investments (both realized and unrealized)	0.07
Total from operations	0.06
Net Asset Value, End of Period	$10.06
Total Return (b)	0.60	% (f)
Ratios/Supplemental Data
Net assets, end of period (in 000’s)	$2,490
Ratio of expenses to average net assets (c)	1.59	% (e)
Ratio of net investment loss to average net assets (c,d)	(0.18	)% (e)
Portfolio turnover rate	209	% (f)

*	Commencement of Operations on May 2, 2016.

(a)	Per share amounts are calculated using the average shares method, which appropriately presents the per share data for the period.

(b)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gains distributions, if any, and excludes sales charges, if any.

(c)	Does not include the expenses of the underlying investment companies in which the Fund invests.

(d)	Recognition of net investment income by the Fund is affected by the timing and declaration of dividends by the underlying investment companies in which the Fund invests.

(e)	Annualized.

(f)	Not annualized.

The accompanying notes are an integral part of these financial statements.

CMG Funds
NOTES TO FINANCIAL STATEMENTS (Unaudited)
October 31, 2016

1.	ORGANIZATION

CMG Long/Short Fund (formerly CMG Tactical Futures Strategy Fund) (the “Long/Short Fund”), CMG Global Equity Fund (the “Global Fund”) CMG Tactical Bond Fund (the “Bond Fund”), CMG Global Macro Strategy Fund (the “Macro Fund”) and CMG Tactical All Asset Strategy Fund (“Tactical Fund”) (each a “Fund”, collectively, the “Funds”), with the exception of the Global Fund, are each a non-diversified series of shares of beneficial interest of the Northern Lights Fund Trust (the “Trust”), a Delaware statutory trust organized on January 19, 2005. The Global Fund is a diversified series of the Trust. The Trust is registered under the Investment Company Act of 1940 as amended (the “1940 Act”), as an open-end management investment company.

The Funds currently offer Class A shares and Class I shares. Class I shares are offered at net asset value. Class A shares are offered at net asset value plus a maximum sales charge of 5.75%. Each class represents an interest in the same assets of the Funds and classes are identical except for their sales charge structures and ongoing service and distribution charges. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to the respective class’ service and/or distribution plans. Each Fund’s income, expenses (other than class specific distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class. The investment objective of the Long/Short Fund is to generate capital appreciation in rising and vestment advisor Class A and Class I of Long/Short Fund commenced operations on February 28, 2012. The Global Fund seeks long term total return with less volatility than global equity markets in general as its investment objective. Class A and Class I of the Global Fund commenced operations on May 15, 2013. The Bond Fund seeks to generate total returns over a complete market cycle through capital appreciation and income. Class I of the Bond Fund commenced operations on October 6, 2014. Class A of the Bond Fund commenced operations on May 29, 2015. The investment objective of the Macro Fund is to seek capital appreciation. Class A and Class I of the Macro Fund commenced operations on December 8, 2015. The Tactical Fund’s investment objective is to generate capital appreciation. Class A and Class I of the Tactical Fund commenced operations on May 2, 2016.

Consolidation of Subsidiary – The consolidated financial statements of the Macro Fund include the financial statements of DGM AEX Strategy LLC (“DGM”) as of and for the period ended October 31, 2016. DGM is a Delaware limited liability company that was organized as a limited liability company in September 2015. DGM’s operations are subject to regulation under the Commodity Exchange Act, administered by the Commodity Futures Trading Commission (“CFTC”). DGM is a “Commodity Pool”, as defined in CFTC regulations. The general manager of DGM is P/E Global LLC (“Manager”) and is registered with the Securities and Exchange Commission as an investment adviser, and is also registered with the CFTC as a commodity pool operator and commodity trading adviser. The Manager has selected P/E Investments LLC (the “Trading Advisor”), a related entity, as DGM’s trading adviser. Beginning December 17, 2015 through October 31, 2016, the Macro Fund was a non-voting member of DGM and owned 100% of its outstanding net assets of DGM. Shares of DGM may be subscribed or redeemed on any business day with one day’s prior written notice subject to certain timing restrictions. The Manager may waive restrictions on timing or minimum amounts of capital contributions. The Manager owns all of DGM’s management shares which are the only shares entitled to vote. All inter-company balances, revenues, and expenses have been eliminated in consolidation.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Funds in preparation of their financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Funds follow the specialized accounting and reporting requirements under GAAP that are applicable to investment companies.

CMG Funds
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
October 31, 2016

Security Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the primary exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale such securities shall be valued at the mean between the current bid and ask prices on the primary exchange on the day of valuation. Investments valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. Futures and future options are valued at the final settled price or, in the absence of a settled price, at the last sale price on the day of valuation. Exchange traded options, futures and options on futures are valued at the final settle price or, in the absence of a settle price, at the last sale price on the day of valuation. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost.

The Macro Fund’s investments in the private investment fund is presented at fair value as determined by the adviser. The Macro Fund’s private investment fund is subject to the terms and conditions of the respective operating agreements and offering memorandums, as appropriate. In accordance with GAAP, as a practical expedient, the fair value of the Fund’s ownership in private investment fund is determined based on the Fund’s pro-rata interest in the net assets of each private investment fund. The private investment fund values its underlying investments at fair value in accordance with policies established by such private investment fund, as described in each of their financial statements and offering memorandums. The Macro Fund’s valuation method utilizes financial information supplied by each private investment fund and is net of management and incentive fees or allocations payable to the private investment fund’s manager pursuant to the private investment fund’s pertinent agreements. This investment is classified as Level 2 investments as they can be redeemed daily at fair value.

Valuation of Fund of Funds - The Fund may invest in portfolios of open-end or closed-end investment companies (the “underlying funds”). Underlying open-end investment companies are valued at their respective net asset values as reported by such investment companies. The underlying funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value by the methods established by the Boards of the underlying funds. The shares of many closed- end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by the Fund will not change.

Exchange Traded Funds – The Funds may invest in exchange traded funds ("ETFs"). ETFs are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

A Fund may hold securities, such as private investments, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued using the “fair value” procedures approved by the Trust’s Board of Trustees (“Board”). The Board has delegated execution of these procedures to a fair value team composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) adviser and/or sub-adviser. The team may also enlist third party consultants such as a valuation specialist at a public accounting firm, valuation consultant or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board has also engaged a third party valuation firm to attend valuation meetings held by the Trust, review minutes of such meetings, and report to the Board on a quarterly basis. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Valuation Process – As noted above, the fair value team is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) adviser and/or sub-advisers. The applicable investments are valued collectively via inputs from the fair value team. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the adviser or sub-adviser, the prices or values available do not represent the fair value of the instrument. Factors which may cause the adviser or sub-adviser to make such a judgment include, but are not limited to, the following: only a bid price or an ask price is available; the spread between bid and ask prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities

CMG Funds
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
October 31, 2016

markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred since the closing prices were established on the principal exchange on which they are traded, but prior to a Fund’s calculation of its net asset value. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private investments or non-traded securities are valued via inputs from the adviser or sub-adviser based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the adviser or sub-adviser is unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

Each Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Funds have the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of October 31, 2016 for the Funds’ assets and liabilities measured at fair value:

Long/Short Fund:	Level 1	Level 2	Level 3	Total
Assets*
Exchange-Traded Funds	$6,833,320	$—	$—	$6,833,320
Short-Term Investments	63,798	—	—	63,798
Total Assets	$6,897,118	$—	$—	$6,897,118

CMG Funds
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
October 31, 2016

Global Fund:	Level 1	Level 2	Level 3	Total
Assets*
Common Stocks	$5,706,095	$—	$—	$5,706,095
Short-Term Investments	701,656	—	—	701,656
Total Assets	$6,407,751	$—	$—	$6,407,751
Liabilities
Derivative Instruments**	$1,425	—	—	1,425
Total Liabilities	$1,425	$—	$—	$1,425

Bond Fund:	Level 1	Level 2	Level 3	Total
Assets*
Mutual Fund	$24,416,572	$—	$—	$24,416,572
Exchange-Traded Fund	$1,298,902	—	—	$1,298,902
Short-Term Investments	2,318,163	—	—	2,318,163
Total Assets	$28,033,637	$—	$—	$28,033,637

Macro Fund:	Level 1	Level 2	Level 3	Total
Assets*
Exchange-Traded Fund	$5,592,859	$—	$—	$5,592,859
Private Investment Fund		2,752,871	—	2,752,871
Short-Term Investments	360,647	—	—	360,647
Derivative Instruments**	234,932	—	—	234,932
Total Assets	$6,188,438	$2,752,871	$—	$8,941,309

Tactical Fund:	Level 1	Level 2	Level 3	Total
Assets*
Exchange Traded Funds	$20,243,079	$—	$—	$20,243,079
Short-Term Investments	1,552,260	—	—	1,552,260
Total Assets	$21,795,339	$—	$—	$21,795,339

*	Refer to the Portfolio of Investments for industry classifications.

**	Derivative instruments include cumulative net unrealized loss on futures contracts open at October 31, 2016.

The Funds did not hold Level 3 securities during the six months.

There were no transfers between Level 1 and Level 2 during the current six months presented. It is the Funds’ policy to record transfers into or out of Level 1 and Level 2 at the end of the reporting period.

Futures Contracts – The Funds are subject to equity risk in the normal course of pursuing their investment objectives. The Funds may purchase or sell futures contracts in order to gain exposure to certain markets or currencies. Upon entering into a futures contract with a broker, the Funds are required to deposit in a segregated account a specified amount of cash or U.S. government securities. Futures contracts are valued daily and unrealized gains or losses are recorded in a “variation margin” account. Periodically, the Funds receive from or pay to the broker a specified amount of cash based upon changes in the variation margin account. When a contract is closed, the Funds recognize a realized gain or loss. Futures contracts have market risks, including the risk that the change in the value of the contract may not correlate with changes in the value of the underlying securities or currencies. With futures contracts, there is minimal counterparty credit risk to the Funds since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. Futures contracts outstanding at period end are included in the Funds’ Portfolios of Investments.

Options Transactions – The Funds are subject to equity price risk in the normal course of pursuing their investment objectives and may purchase or sell options to help hedge against risk. When the Funds write put and call options, an amount equal to the premium received is included in the Statements of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option. If an option expires on its

CMG Funds
NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)
October 31, 2016

stipulated expiration date or if the Fund enters into a closing purchase transaction, a gain or loss is realized. If a written call option is exercised, a gain or loss is realized for the sale of the underlying security and the proceeds from the sale are increased by the premium originally received. As writer of an option, the Funds have no control over whether the option will be exercised and, as a result, retain the market risk of an unfavorable change in the price of the security underlying the written option.

The Funds may purchase put and call options. Put options are purchased to hedge against a decline in the value of securities held in the Fund’s portfolio. If such a decline occurs, the put options will permit a Fund to sell the securities underlying such options at the exercise price, or to close out the options at a profit. The premium paid for a put or call option plus any transaction costs will reduce the benefit, if any, realized by the Funds upon exercise of the option, and, unless the price of the underlying security rises or declines sufficiently, the option may expire worthless to the Fund. In addition, in the event that the price of the security in connection with which an option was purchased moves in a direction favorable to a Fund, the benefits realized by the Fund as a result of such favorable movement will be reduced by the amount of the premium paid for the option and related transaction costs. Written and purchased options are non- income producing securities. With purchased options, there is minimal counterparty risk to a Fund since these options are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded options, guarantees against a possible default.

Offsetting of Financial Assets and Derivative Assets - The Funds’ policy is to recognize a net asset or liability equal to the net appreciation (depreciation) of the derivative. The following tables show additional information regarding derivatives and the offsetting of assets and liabilities at October 31, 2016:

Global Fund:

Gross Amounts Not Offset in the
Liabilities:				Statement of Assets & Liabilities
		Gross Amounts	Net Amounts
		Offset in the	Presented in
	Gross Amounts	Statement of	the Statement
	of Recognized	Assets &	of Assets &	Financial	Collateral
Description	Liabilities	Liabilities	Liabilities	Instruments	Pledged/Received (1)	Net Amount
Future contracts	$1,425	$—	$1,425	$—	$—	$1,425
Total	$1,425	$—	$1,425	$—	$—	$1,425

Macro Fund:

Gross Amounts Not Offset in the
Assets:				Statement of Assets & Liabilities
		Gross Amounts	Net Amounts
		Offset in the	Presented in
	Gross Amounts	Statement of	the Statement
	of Recognized	Assets &	of Assets &	Financial	Collateral
Description	Assets	Liabilities	Liabilities	Instruments	Pledged/Received (1)	Net Amount
Options contracts written	$234,932	$—	$234,932	$—	$—	$234,932
Total	$234,932	$—	$234,932	$—	$—	$234,932

(1)	The amount is limited to the net derivative balance and accordingly does not include excess collateral pledged. Included with Deposits with Brokers on the Statements of Assets and Liabilities.

CMG Funds

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

October 31, 2016

Derivatives Disclosure – Fair Values of Derivative Instruments in the Funds as of October 31, 2016:

Global Fund:

Statements of Assets and Liabilities	Asset Derivatives		Liability Derivatives
Contract Type/
Primary Risk Exposure	Balance Sheet Location	Value	Balance Sheet Location	Value
Futures on equity contracts		$—	Due to Broker - Variation Margin	$1,425	*
	Total	$—	Total	$1,425

*	Derivative instruments include cumulative unrealized loss on futures contracts open at October 31, 2016.

Macro Fund:

Statements of Assets and Liabilities	Asset Derivatives		Liability Derivatives
Contract Type/
Primary Risk Exposure	Balance Sheet Location	Value	Balance Sheet Location	Value
Futures on equity contracts		$—	Due to Broker - Variation Margin	$37,875	*
Futures on interest rate contracts			Due to Broker - Variation Margin	47,529	*
Futures on currency contracts	Due From Broker - Variation Margin	320,336	Due to Broker - Variation Margin
	Total	$320,336	Total	$85,404

*	Derivative instruments include cumulative unrealized loss on futures contracts open at October 31, 2016.

The effect of Derivative Instruments on the Statements of Operations for the six months ended October 31, 2016:

Global Fund:

			Change in
Statement of			Unrealized
Operations		Realized Gain	Appreciation or
Contract Type/	Location of Gain or (Loss) On	or (Loss) on	(Depreciation)
Primary Risk Exposure	Derivatives	Derivatives	on Derivatives
Futures on equity	Net Realized Gain (Loss) on Future Contracts/ Net Change in
contracts	Unrealized Appreciation (Depreciation) on Futures Contracts	$(87,124)	$32,413
Options on equity	Net Realized Gain (Loss) on Options Contracts/ Net Change in
purchased contracts	Unrealized Appreciation (Depreciation) on Purchased Contracts	(224,577)	—
written contracts	Unrealized Appreciation (Depreciation) on Written Contracts	116,528	3,128
Total		$(195,173)	$35,541

CMG Funds

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

October 31, 2016

Bond Fund:

			Change in
Statement of			Unrealized
Operations		Realized Gain	Appreciation or
Contract Type/	Location of Gain or (Loss) On	or (Loss) on	(Depreciation)
Primary Risk Exposure	Derivatives	Derivatives	on Derivatives
Options on equity	Net Realized Gain (Loss) on Options Contracts/ Net Change in
purchased contracts	Unrealized Appreciation (Depreciation) on Purchased Options	$(16,992)	$—
written contracts	Unrealized Appreciation (Depreciation) on Written Options	(285)	(16,666)
Total		$(17,277)	$(16,666)

Macro Fund:

			Change in
Statement of			Unrealized
Operations		Realized Gain	Appreciation or
Contract Type/	Location of Gain or (Loss) On	or (Loss) on	(Depreciation)
Primary Risk Exposure	Derivatives	Derivatives	on Derivatives
Futures on equity	Net Realized Gain (Loss) on Future Contracts/ Net Change in
contracts	Unrealized Appreciation (Depreciation) on Futures Contracts	$(584,169)	$60,679
Futures on interest	Net Realized Gain (Loss) on Future Contracts/ Net Change in
rate contracts	Unrealized Appreciation (Depreciation) on Futures Contracts	(178,264)	102,267
Futures on currency	Net Realized Gain (Loss) on Future Contracts/ Net Change in
contracts	Unrealized Appreciation (Depreciation) on Futures Contracts	(247,923)	796,662
Total		$(1,010,356)	$959,608

The derivative instruments outstanding as of October 31, 2016 as disclosed in each Fund’s Portfolio of Investments and the amount of realized and change in unrealized gains and losses on derivative instruments during the period as disclosed in each Fund’s Statement of Operations serves as an indicator of the volume of derivative activity for the Funds.

Security Transactions and Investment Income – Investment security transactions are accounted for on a trade date basis. Cost is determined and gains and losses are based upon the specific identification method for both financial statement and Federal income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Purchase discounts and premiums on securities are accreted and amortized over the life of the respective securities.

Foreign Currency Translations – All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held.

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses, which are not readily identifiable to a specific fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

CMG Funds

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

October 31, 2016

Federal Income Taxes – The Funds intend to continue to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute all of their taxable income, if any, to shareholders. Accordingly, no provision for Federal income taxes is required in the financial statements.

The Funds recognize the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Funds’ tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. The Funds identify their major tax jurisdictions as U.S. Federal, Nebraska and foreign jurisdictions where the Funds make significant investments. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Distributions to Shareholders – Distributions from investment income and net realized capital gains, if any, are declared and paid at least annually and are recorded on the ex-dividend date. The character of income and gains to be distributed is determined in accordance with income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (e.g., deferred losses, mark-to-market on open Section 1256 contracts) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their Federal tax-basis treatment; temporary differences do not require reclassification. These reclassifications have no effect on net assets, results from operations or net asset value per share of the Funds.

Indemnification – The Trust indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnities. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

3.	ADVISORY FEES AND OTHER RELATED PARTY TRANSACTIONS

Advisory Fees – Pursuant to an investment advisory agreement between the adviser and the Trust, with respect to the Funds (the “Advisory Agreement”), investment advisory services are provided to the Funds by CMG Capital Management Group, Inc. (the “Adviser”). Under the terms of the Advisory Agreement, the Adviser receives monthly fees calculated at an annual rate of 1.00%, 1.25%, 0.95%, 1.00% and 0.75% of the average daily net assets of the Long/Short Fund, Global Fund, Bond Fund, Macro Fund and Tactical Fund, respectively. Prior to November 16, 2015, the Long Short Fund paid an advisory fee of 1.50%. For the six months ended October 31, 2016, the Adviser earned advisory fees of $42,897 for the Long/Short Fund, $45,196 for the Global Fund, $136,296 for the Bond Fund, $66,437 for the Macro Fund and $39,293 for the Tactical Fund. The Adviser manages a portion of the Fund’s portfolios directly and may allocate the remaining balance of the Fund’s assets among the Fund’s sub-advisers. The Global Fund’s sub-adviser is AlphaSimplex Group, LLC. The Adviser pays each sub-adviser a portion of its advisory fee. The Funds do not directly pay the sub-advisers.

The Adviser has contractually agreed to waive 0.25% of its management fee for the Macro Fund at least through August 31, 2017. The total management fees contractually waived by the Adviser for the period ended October 31, 2016, amounted to $18,466.

DGM Management Fee: DGM will pay the Manager a management fee based on 0.30147% per month (3.62% per annum) of the net asset value of DGM. Management fees were $53,408 for the six months ended October 31, 2016, of which $7,735 was due as of October 31, 2016.

DGM Performance Fee: DGM may also pay the Manager a performance fee equal to twenty percent (20%) of the increase, if any, in the net asset value per share of DGM (after calculation and accrual of the management fees) determined as of the last business day of each month over the highest net asset value per share in any prior month, multiplied by the

CMG Funds

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

October 31, 2016

number of shares outstanding on the valuation date. The performance fees were $0 for the six months ended October 31, 2016.

Distributor – The distributor of the Funds is Northern Lights Distributors, LLC (the “Distributor”). The Trust has adopted, on behalf of the Funds, the Trust’s Master Distribution and Shareholder Servicing Plan (the “Plan”), as amended, pursuant to Rule 12b-1 under the 1940 Act, to pay for certain distribution activities and shareholder services. Under the Plan, the Long/Short Fund may pay up to 0.40% for Class A shares, the Global Fund may pay up to 0.25% for Class A shares, the Bond Fund may pay up to 0.40% for Class A shares, the Macro Fund may pay up to 0.25% for Class A shares, and the Tactical Fund may pay up to 0.25% for Class A shares per year of its average daily net assets for such distribution and shareholder service activities. During the six months ended October 31, 2016, $5,398, $4,353, $623, $21 and $11,705 were accrued under the Plan for the Long/Short Fund, Global Fund, Bond Fund, Macro Fund, and Tactical Fund, respectively. As of October 31, 2016, the Board has not implemented the Plan with respect to the Class I shares of the Funds and no distribution fees have been accrued against the net assets of that class for the six months ended October 31, 2016.

The Distributor acts as the Funds’ principal underwriter in a continuous public offering of the Funds’ shares. For the six months ended October 31, 2016, the Distributor received underwriter commissions of $1,428 for sales of Class A shares; of which $197 was retained by the principal underwriter or other affiliated broker-dealers.

In addition, certain affiliates of the Distributor provide services to the Funds as follows:

Gemini Fund Services, LLC (“GFS”) – an affiliate of the Distributor, provides administration, fund accounting, and transfer agent services to the Trust. Pursuant to an administrative servicing agreement with GFS, each Fund pays GFS customary fees based on aggregate net assets of the Funds as described in the servicing agreement for providing administration, fund accounting, and transfer agency services to the Funds. In accordance with this agreement, GFS pays for all other operating expenses for the Funds, including but not limited to legal fees, audit fees, compliance services and custody fees. As of October 31, 2016, the amounts owed to GFS were $30,803, $18,258, $78,566, $10,645 and $8,966 for the Long/Short Fund, Global Fund, Bond Fund, Macro Fund and Tactical Fund, respectively. Certain officers of the Trust are also officers of GFS, and are not paid any fees directly by the Funds for serving in such capacities.

Northern Lights Compliance Services, LLC (“NLCS”) – NLCS, an affiliate of GFS and the Distributor, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Funds.

Blu Giant, LLC (“Blu Giant”) – Blu Giant, an affiliate of GFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Funds on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from the Funds.

4.	INVESTMENT TRANSACTIONS

The cost of purchases and proceeds from the sale of securities, other than short-term investments and U.S. Government securities, for the six months ended October 31, 2016 amounted to $6,817,529 and $9,258,564, respectively, for the Long/Short Fund, $643,491 and $2,598,944, respectively, for the Global Fund, $218,649,270 and $225,190,827, respectively, for the Bond Fund, $0 and $1,799,499, respectively, for the Macro Fund, and $45,300,159 and $24,826,335, respectively, for the Tactical Fund.

CMG Funds

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

October 31, 2016

5.	OPTION CONTRACTS WRITTEN

The number of option contracts written and the premiums received by the Funds during the six months ended October 31, 2016 were as follows:

	Global Fund		Bond Fund
	Number of	Premiums	Number of	Premiums
Put Options	Contracts	Received	Contracts	Received
Options outstanding, beginning of period	414	$20,308	900	$67,282
Options written	3,186	243,761	1,700	165,418
Options closed	(3,600)	(264,069)	(2,600)	(232,700)
Options expired	—	—	—	—
Options outstanding, end of period	—	$—	—	$—

6.	INVESTMENTS IN AFFILIATED COMPANIES

The fund listed as an affiliate on the Macro Fund’s consolidated portfolio of investments is considered an affiliate because it is under common control with DGM. Global Macro Strategy LLC’s investment objective is similar to that of the Fund and invests in a diversified portfolio of foreign currency, equity index, and government bond-linked futures contracts. There is no public trading market for the shares of Global Macro Strategy LLC and shares have limited transferability.

Transactions during the six months with companies which are affiliates are as follows:

	Value-					Change in
	Beginning of			Interest	Realized	Unrealized	Value - End
Description	Period	Purchases	Sales Proceeds	Income	Gain/Loss	Gain/Loss	of Period
Global Macro Strategy LLC	$3,436,367	$—	$(600,000)	$—	$(76,749)	$(6,747)	$2,752,871

7.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of distributions paid during the periods ended April 30, 2016 and April 30, 2015 were as follows:

	For the period ended April 30, 2016			For the period ended April 30, 2015
	Ordinary	Long-Term		Ordinary	Long-Term
Fund	Income	Capital Gains	Total	Income	Capital Gains	Total
CMG Long Short Fund	$—	$—	$—	$—	$—	$—
CMG Global Equity Fund	61,144	—	61,144	142,883	92,990	235,873
CMG Tactical Bond Fund	1,035,736	—	1,035,736	1,083,708	8,431	1,092,139
CMG Global Macro Strategy Fund	—	—	—	—	—	—

As of April 30, 2016, the components of accumulated earnings/ (deficit) on a tax basis were as follows:

	Undistributed	Undistributed	Capital Loss	Other	Post October Loss	Unrealized	Total
	Ordinary	Long-Term	Carry	Book/Tax	and	Appreciation/	Accumulated
Fund	Income	Capital Gains	Forwards	Differences	Late Year Loss	(Depreciation)	Earnings/(Deficits)
CMG Long Short Fund	$—	$—	$(4,294,603)	$—	$(91,005)	$(457,883)	$(4,843,491)
CMG Global Equity Fund	—	30,750	—	(6,069)	(43,624)	269,803	250,860
CMG Tactical Bond Fund	—	—	(1,498,784)	—	(151,772)	(780,541)	(2,431,097)
CMG Global Macro Strategy Fund	—	—	—	—	(1,550,151)	(710,025)	(2,260,176)

The difference between book basis and tax basis undistributed net investment income/(loss), accumulated net realized gain/(loss), and unrealized appreciation/(depreciation) from investments is primarily attributable to the tax deferral of losses on wash sales, straddles, tax adjustments for partnerships, mark-to-market on open forward foreign currency contracts, futures, 1256 option contracts and passive foreign investment companies, and the CMG Global Macro Strategy

CMG Funds

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

October 31, 2016

Fund’s holding in DGM AEX Strategy LLC. In addition, the amount listed under other book/tax differences for the CMG Global Equity Fund is primarily attributable to the tax deferral of losses on straddles.

Late year losses incurred after December 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Funds incurred and elected to defer such late year losses were as follows:

Late Year
Fund	Losses
CMG Long Short Fund	$87,565
CMG Global Equity Fund	43,624
CMG Tactical Bond Fund	—
CMG Global Macro Strategy Fund	81,193

Capital losses incurred after October 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Funds incurred and elected to defer such capital losses were as follows:

Post October
Fund	Losses
CMG Long Short Fund	$3,440
CMG Global Equity Fund	—
CMG Tactical Bond Fund	151,772
CMG Global Macro Strategy Fund	1,468,958

At April 30, 2016, the Funds had capital loss carry forwards for federal income tax purposes available to offset future capital gains as follows:

Fund	Short-Term	Long-Term	Total	Expiration
CMG Long Short Fund	$1,716,574	$2,578,029	$4,294,603	Non-expiring
CMG Global Equity Fund	—	—	—	Non-expiring
CMG Tactical Bond Fund	1,498,784	—	1,498,784	Non-expiring
CMG Global Macro Strategy Fund	—	—	—	Non-expiring

Permanent book and tax differences, primarily attributable to the book/tax basis treatment of foreign currency gains/(losses), net operating losses, the re-class of Fund distributions and tax adjustments for partnerships and passive foreign investment companies, resulted in reclassifications for the Funds for the period ended April 30, 2016 as follows:

	Paid	Undistributed	Undistributed
	In	Ordinary	Long-Term
Fund	Capital	Income (Loss)	Gains (Loss)
CMG Long Short Fund	$(303,092)	$303,092	$—
CMG Global Equity Fund	(88,867)	181,373	(92,506)
CMG Tactical Bond Fund	(218,694)	218,696	(2)
CMG Global Macro Strategy Fund	(38,445)	84,306	(45,861)

8.	UNDERLYING INVESTMENT IN OTHER INVESTMENT COMPANIES

The Long/Short Fund currently invests a portion of its assets in Vanguard S&P 500 ETF (“Vanguard”). The Long/Short Fund may redeem its investment from Vanguard at any time if the Adviser determines that it is in the best interest of the Long/Short Fund and its shareholders to do so. The performance of the Long/Short Fund may be directly affected by the performance of Vanguard. The financial statements of Vanguard, including the portfolio of investments, can be found at

CMG Funds

NOTES TO FINANCIAL STATEMENTS (Unaudited) (Continued)

October 31, 2016

the SEC website www.sec.gov and should be read in conjunction with the Long/Short Fund’s financial statements. As of October 31, 2016, the percentage of the Long/Short Fund’s net assets invested in Vanguard was 99.9%.

The Bond Fund currently invests a portion of its assets in the PIMCO High Yield Fund - Institutional Shares (“PIMCO”). The Bond Fund may redeem its investments from PIMCO at any time if the Adviser determines that it is in the best interest of the Bond Fund and its shareholders to do so. The performance of the Bond Fund may be directly affected by the performance of PIMCO. The financial statements of PIMCO, including the portfolio of investments, can be found at the SEC website www.sec.gov and should be read in conjunction with the Bond Fund’s financial statements. As of October 31, 2016, the percentage of the Bond Fund’s net assets invested in PIMCO was 91.1%.

The Macro Fund currently invests a portion of its assets in the SPDR Barclays 1-3 Month T-Bill ETF (“ETF”). The Macro Fund may redeem its investments from ETF at any time if the Adviser determines that it is in the best interest of the Macro Fund and its shareholders to do so. The performance of the Macro Fund may be directly affected by the performance of ETF. The financial statements of ETF, including the portfolio of investments, can be found at the SEC website www.sec.gov and should be read in conjunction with the Macro Fund’s financial statements. As of October 31, 2016, the percentage of the Macro Fund’s net assets invested in ETF was 49.9%.

9.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statements of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

CMG Funds

EXPENSE EXAMPLES (Unaudited)

October 31, 2016

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases; (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from May 1, 2016 through October 31, 2016.

Actual Expenses

The “Actual” line in the table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line in the table below provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as front-end or contingent deferred sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

						Hypothetical
			Actual			(5% return before expenses)
	Fund’s	Beginning	Ending	Expenses		Ending	Expenses
	Annualized	Account Value	Account Value	Paid During		Account Value	Paid During
Class A	Expense Ratio	5/1/15	10/31/16	Period *		10/31/16	Period *
Long/Short Fund	3.02%	$1,000.00	$942.90	$14.79		$1,009.99	$15.30
Global Fund	3.46%	$1,000.00	$953.10	$17.03		$1,007.77	$17.50
Bond Fund	1.90%	$1,000.00	$1,011.00	$9.63		$1,015.63	$9.65
Macro Fund	3.20%	$1,000.00	$965.30	$16.21	**	$1,009.07	$16.21
Tactical Fund	1.98%	$1,000.00	$1,005.00	$7.57	***	$1,011.49	$10.06

Class I
Long/Short Fund	2.65%	$1,000.00	$943.70	$12.99		$1,011.84	$13.44
Global Fund	3.20%	$1,000.00	$955.20	$15.79		$1,009.05	$16.23
Bond Fund	1.50%	$1,000.00	$1,012.90	$7.59		$1,017.66	$7.61
Macro Fund	2.95%	$1,000.00	$967.60	$14.64	**	$1,010.33	$14.95
Tactical Fund	1.59%	$1,000.00	$1,006.00	$6.09	***	$1,012.97	$8.09

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the six-month period ended October 31, 2016 (184) divided by the number of days in the fiscal year (365).

**	Ratios include the expenses of DGM AEX Strategy LLC.

***	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by the number of days in the period ended October 31, 2016 (139) divided by the number of days in the fiscal year (365).

Approval of Investment Advisory Agreement (Unaudited)

CMG Global Macro Strategy Fund* – Adviser: CMG Capital Management Group Inc.

In connection with the regular meeting held on May 19 & 20, 2015 the Board of Trustees (the “Board” or the “Trustees”) of the Northern Lights Fund Trust (the “Trust”), including a majority of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended, discussed the approval of an investment advisory agreement (the “Advisory Agreement”) between CMG Capital Management Group Inc. (“CMG Capital”) and the Trust, with respect to the CMG Global Macro Strategy Fund (the “Fund”). In considering the approval of the Advisory Agreement, the Trustees received materials specifically relating to the Advisory Agreement.

The Trustees relied upon the advice of legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Advisory Agreement, and the weight to be given to each such factor. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Advisory Agreement.

Nature, Extent and Quality of Services. The Trustees noted that CMG Capital manages approximately $480 million in assets directly and acts in the capacity as a signal provider for an additional $150 million in assets not under their direct management, specializing in tactical investment solutions in equity, fixed income, and long short investments through separately managed accounts, variable annuities, and mutual funds. The Trustees reviewed the background information of the key investment professionals servicing the Fund and noted their satisfaction with their experience. The Trustees reviewed CMG Capital’s investment process which will incorporate the use of a CTA’s managed futures program that focuses on investing in liquid G-15 global currencies, liquid G-10 government bonds and liquid G-8 equity index markets utilizing an approach that incorporates the input of new data to allow the statistical models to adapt to changing market conditions. The Trustees acknowledged that CMG Capital has over a decade of experience conducting due diligence on third party managers, vetting out their corporate structures, analyzing their investment strategies, providing ongoing trade oversight, monitoring and reviewing performance, business operations, and compliance. The Trustees reviewed the strategy’s potential risks and risk mitigation processes that CMG Capital will attempt to employ, which demonstrated to the Board CMG Capital’s solid risk management culture and a deep understanding of the CTA’s strategy. The Trustees reviewed CMG Capital’s broker-dealer selection approach, noting that for trades CMG Capital directly manages they will take into consideration, execution costs, platform technology, and trade cut off times, and for trades not directly managed by CMG Capital, the broker- dealer selection will be done in coordination with the CTA. The Trustees acknowledged that CMG Capital has sufficient resources, a veteran investment team with a long history of strong risk management, focusing on third-party due diligence to gain a complete understanding of the CTA’s investment strategy. The Board concluded that CMG should deliver high quality service to the Fund for the benefit of its future shareholders.

Performance. The Trustees considered the performance of the PE Investments Diversified Global Macro Strategy (“PE Macro Strategy”) and the PE Investments FX Strategy (“PE FX Strategy”) in which the Fund intends to invest. Over the past 1-year and since inception on January 1, 2014, the PE Macro Strategy returned over 50% in both periods, well outpacing the Credit Suisse Managed Futures Index, while the PE FX Strategy returned over 40% in the past year and nearly 10% since inception. The Trustees remarked that the performance of PE Investments was impressive, and expressed optimism that this strategy could outperform over a full market cycle. After further discussion, the Trustees agreed that CMG Capital is reasonably likely to provide acceptable performance for shareholders.

Fees and Expenses. The Trustees noted that CMG Capital proposed an advisory fee of 1.00%, with a waiver down to 75 basis points, which is lower than the peer group average and Managed Futures Morningstar category average. The Trustees also noted that the estimated net expense ratio for the Fund

Approval of Investment Advisory Agreement (Unaudited)

of 2.50% is higher than both the peer group average and Managed Futures Morningstar category average, but within the high/low range of each set. The Trustees acknowledged the possibility that the net expense ratio of the Fund could be impacted by the performance fees flowing through the PE Macro Strategy and the PE FX Strategy in periods of outperformance. After discussion, the Trustees concluded that the advisory fees proposed by CMG Capital were reasonable.

Economies of Scale. The Trustees noted that CMG Capital anticipates that the Fund will benefit from economies of scale once the assets reach $300 million, and also noted that CMG Capital indicated that it is amenable to the discussion of breakpoints in the future. After discussion, it was the consensus of the Trustees that based on the anticipated size of the Fund, breakpoints were not yet warranted, but the discussion of CMG Capital’s economies of scale would be revisited as the size of the Fund materially increases.

Profitability. The Trustees reviewed information provided by CMG Capital regarding the projected profitability of CMG Capital with respect to the Fund. The Trustees noted CMG Capital projected a loss over the first 12 months of operations from the Fund. As a result, the Board concluded that the projected profits of CMG Capital were not excessive.

Conclusion. Having requested and received such information from CMG Capital as the Trustees believed to be reasonably necessary to evaluate the terms of the Advisory Agreement, and as assisted by the advice of counsel, the Trustees concluded that the fee structure is reasonable and that approval of the Advisory Agreement is in the best interests of the future shareholders of CMG Global Macro Strategy Fund.

*  Due to timing of the contract approval schedule, these deliberations may or may not relate to the current performance results of the Fund.

Approval of Investment Advisory Agreement (Unaudited)

CMG Global Equity Fund, CMG Long/Short Fund, and CMG Tactical Bond Fund* – Adviser: CMG Capital Management Group, Inc.

In connection with the regular meeting held on December 8-9, 2015 the Board of Trustees (the “Board” or the “Trustees”) of the Northern Lights Fund Trust (the “Trust”), including a majority of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended, discussed the renewal of an investment advisory agreement (the “Advisory Agreement”) between CMG Capital Management Group, Inc. (“CMG Capital”) and the Trust, with respect to CMG Global Equity Fund (“CMG Global”), CMG Long/Short Fund (“CMG Long/Short”), and CMG Tactical Bond Fund (“CMG Bond”) (each a “Fund” and collectively the “CMG Funds”). In considering the renewal of the Advisory Agreement, the Trustees received materials specifically relating to the Advisory Agreement.

The Trustees relied upon the advice of legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Advisory Agreement, and the weight to be given to each such factor. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Advisory Agreement.

Nature, Extent and Quality of Services. The Trustees reviewed the background information of the key investment professionals servicing the CMG Funds and noted their satisfaction with the team’s experience managing tactical strategies in equities, fixed income and long short investments. The Trustees reviewed CMG Capital’s investment process with respect to each Fund. The Trustees acknowledged that CMG Capital has over a decade of experience conducting due diligence on third party managers, analyzing their investment strategies, providing ongoing trade oversight, monitoring and reviewing performance, business operations, and compliance. The Trustees reviewed CMG Capital’s broker-dealer selection approach noting they take into consideration execution costs, platform technology, operational structure, and trade cut off times, but also noting that sub-advisers, as applicable, are responsible for selecting the broker dealers of their choice using their own best execution policies. The Trustees noted that there were no regulatory or compliance issues reported to the Trustees. The Trustees acknowledged that CMG Capital has a solid risk management culture and noted the relationships between CMG Capital and sub- advisers appear to be working well. The Trustees concluded that CMG Capital should continue to deliver consistent quality service to the CMG Funds for the benefit of the shareholders.

Performance.

CMG Global. The Trustees considered the performance of the Fund, noting that it outperformed its peer group average, the benchmark index average, and the World Stock Morningstar Category average over the 1-year period while trailing each except the peer group over the 2-year period. The Trustees attributed the Fund’s recent outperformance to its success in reducing downside risk. After further discussion, the Trustees agreed that CMG Capital is achieving the Fund’s objective and its performance is acceptable.

CMG Long/Short. The Trustees considered the performance of the Fund, noting that it underperformed its peer group average, its benchmark index, and the Morningstar Long/ Short Equity category average over the 1-year, 2-year, and 3-year periods. The Trustees noted that the performance of the Fund over the 1-year period ended September 30, 2015 had dragged particularly heavily on the Fund’s longer term performance. The Trustees recognized that CMG Capital has modified the strategy and that the previous sub-adviser to the Fund has been removed. After further discussion, the Trustees agreed that the performance of the Fund will need to be evaluated after the new strategy has developed a longer track record.

Approval of Investment Advisory Agreement (Unaudited)

CMG Bond. The Trustees considered the performance of the Fund over the 1-year period, noting that it outperformed the benchmark average and the World Stock Morningstar Category average, while slightly trailing its peer group average. The Trustees noted that the Fund has exhibited lower volatility than its benchmark over the prior year as well. After further discussion, the Trustees agreed that CMG Capital is achieving the Fund’s objective and its performance is acceptable.

Fees and Expenses.

CMG Global. The Trustees noted that CMG Capital charges an advisory fee higher than the peer group average and the World Stock Morningstar category average at 1.25%, but sits well within the range of both. The Trustees discussed the fact that the higher fees can be considered partly the result of the active volatility management component of the strategy. The Trustees noted that the net expense ratio of the Fund was higher than the highest net expense ratio in the peer group, and higher than the World Stock Morningstar category average, but was within the range of net expense ratios in the Morningstar category. The Trustees considered CMG Capital’s assertion that the relatively small size of the Fund affects the net expense ratio comparison. After discussion, the Trustees concluded that the advisory fee charged by CMG Capital was reasonable.

CMG Long/Short. The Trustees reviewed the Fund’s advisory fee (which was recently reduced from 1.50% to 1.00% in conjunction with a change in strategy), noting that it is now below the peer group average and Morningstar Long/Short category average. They also noted the net expense ratio exceeds the peer group average and Morningstar category average, but are well within the range of each. They considered CMG Capital’s assertion that the relatively small size of the Fund, along with higher acquired fund fees and expenses, affect the net expense ratio comparison. The Trustees concluded that the Fund’s advisory fee was reasonable on a relative basis.

CMG Bond. The Trustees noted that the Fund’s advisory fee is equal to the Fund’s peer group average and higher than the Nontraditional Bond Morningstar category average, while remaining well within the range of the category. The Trustees reviewed the Fund’s net expense ratio and noted that it exceeds the peer group average and Morningstar category average, but are well within the range of each. They considered CMG Capital’s assertion that the relatively small size of the Fund, along with higher acquired fund fees and expenses, affect the net expense ratio comparison. The Trustees concluded that the Fund’s advisory fee was reasonable on a relative basis.

Economies of Scale. The Trustees noted that CMG Capital anticipates that each Fund will benefit from economies of scale in terms of lower administration and other operating costs once the assets in a Fund reach $325 million. The Trustees agreed with CMG Capital’s assessment that each Fund’s current asset levels are not high enough to support breakpoints at this time. After discussion, the Trustees agreed that based on the current and anticipated size of each Fund, asset levels do not warrant breakpoints at this time, but CMG Capital’s economies of scale would be revisited at the next renewal and as the size of either Fund materially increases. They also agreed to monitor CMG Global, in particular, due to the sub- advisory fee breakpoints.

Profitability. The Trustees considered the profits realized by CMG Capital in connection with the operation of each Fund and whether the amount of profit is a fair entrepreneurial profit with respect to the advisory services provided to each Fund. The Trustees also considered the benefits realized by CMG Capital from other activities related to each Fund, and noted that CMG Capital received a small amount of 12b-1 fees to offset distribution expenses. The Trustees concluded that based on the profitability information provided by CMG Capital, CMG Capital realized a loss from its relationship with CMG Global and CMG Bond over the past 12 months, and realized a small, reasonable profit from its relationship with CMG Long/Short.

Conclusion. Having requested and received such information from CMG Capital as the Trustees

Approval of Investment Advisory Agreement (Unaudited)

believed to be reasonably necessary to evaluate the terms of the Advisory Agreement, and as assisted by the advice of independent counsel, the Trustees concluded that the advisory fee structure is reasonable and that renewal of the Advisory Agreement is in the best interests of the shareholders of CMG Global Equity Fund, CMG Long/Short Fund, and CMG Tactical Bond Fund.

*  Due to timing of the contract renewal schedule, these deliberations may or may not relate to the current performance results of the Fund.

CMG Global Equity Fund * - (Sub-Adviser- AlphaSimplex Group, LLC)

In connection with the regular meeting held on December 8-9, 2015, the Board of Trustees (the “Board” or the “Trustees”) of Northern Lights Fund Trust (the “Trust”), including a majority of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended, discussed the renewal of an investment sub-advisory agreement (the “Sub-Advisory Agreement”) between CMG Capital and AlphaSimplex Group, LLC (“AlphaSimplex”), with respect to CMG Global Equity Fund (the “Fund”). In considering the renewal of the Sub-Advisory Agreement, the Trustees received materials specifically relating to the Sub-Advisory Agreement.

The Trustees relied upon the advice of legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Sub-Advisory Agreement, and the weight to be given to each such factor. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Sub-Advisory Agreement.

Nature, Extent and Quality of Service. The Trustees noted that AlphaSimplex is an investment research and management firm with a focus on providing risk management services for investment companies, pooled investment vehicles, and financial advisers. The Trustees also noted that AlphaSimplex has assets under management of approximately $6.8 billion. The Trustees reviewed the background information of the key investment personnel responsible for servicing the Fund, taking into consideration their education credentials and noting that the investment team is experienced with all aspects of financial services and have achieved some impressive career accomplishments. The Trustees remarked that AlphaSimplex provides the Fund with a risk management overlay strategy designed to hedge market exposure when the market displays periods of downside volatility using a proprietary algorithm. The Trustees considered that AlphaSimplex utilizes an internal research group with diverse expertise in mathematics, financial engineering, and computational learning, to maintain, update, and test the models, with further model reviews performed by its Investment Committee and Risk Committee. The Trustees acknowledged that, although not all strategy risks or even risk management techniques can guarantee the elimination of risk, AlphaSimplex’s main objective is to provide risk management services to a wide array of portfolio strategies and, to date, has had a successful track record. The Trustees acknowledged that AlphaSimplex is a robust organization with well qualified personnel, access to a broad array of resources. The Trustees also acknowledged that CMG Capital stated it was satisfied with AlphaSimplex. The Trustees noted that AlphaSimplex appears to have consistently executed the overlay strategy for the Fund and has fulfilled its responsibilities in accordance with the Fund’s mandate. The Trustees concluded that AlphaSimplex should continue to provide quality service to the Fund and CMG Capital, to the benefit of the shareholders.

Performance. The Trustees considered the performance of AlphaSimplex over the 1-year and 2- year periods, noting that AlphaSimplex significantly outperformed the MSCI ACWI All Cap Index. After further discussion, the Trustees agreed that AlphaSimplex is adequately executing the active volatility management strategy and its performance is acceptable.

Fees and Expenses. The Trustees noted that CMG is entitled to a 1.25% advisory fee for managing

Approval of Investment Advisory Agreement (Unaudited)

the Fund, while AlphaSimplex receives a sub-advisory fee of 0.30% on the first $100 million of net assets which declines as net assets increase. The Trustees discussed the fact that a similar account managed by AlphaSimplex is charged under the same fee schedule as used for the Fund. After discussion, the Trustees concluded that the sub-advisory fee charged by AlphaSimplex for an active volatility management strategy was reasonable.

Economies of Scale. The Trustees considered whether economies of scale have been achieved with respect to the management of the Fund. The Trustees agreed that this was an adviser level issue and should be considered with respect to the overall advisory agreement, taking into consideration the impact of the sub-advisory expense. After discussion, it was the consensus of the Trustees that the breakpoint levels, as negotiated by CMG Capital, appear reasonable.

Profitability. The Trustees considered the profits realized by AlphaSimplex in connection with the operation of the Fund and whether the amount of profit is a fair entrepreneurial profit with respect to the sub-advisory services provided to the Fund. Based on information provided by AlphaSimplex, including an alternative approach to allocation of indirect expenses, the Trustees noted that AlphaSimplex did not earn a profit with respect to the Fund. It was the consensus of the Trustees that excessive profitability was not a concern, particularly in light of the modest actual fees paid to AlphaSimplex.

Conclusion. Having requested and received such information from AlphaSimplex as the Trustees believed to be reasonably necessary to evaluate the terms of the Sub-Advisory Agreement, and as assisted by the advice of independent counsel, the Trustees concluded that the sub-advisory fee structure is reasonable and that renewal of the Sub-Advisory Agreement is in the best interests of the Trust and the shareholders of CMG Global Equity Fund.

*   Due to timing of the contract renewal schedule, these deliberations may or may not relate to the current performance results of the Fund.

CMG Tactical All Asset Strategy Fund* – Adviser: CMG Capital Management Group, Inc.

In connection with the regular meeting held on February 24-25, 2016 the Board of Trustees (the “Board” or the “Trustees”) of the Northern Lights Fund Trust (the “Trust”), including a majority of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended, discussed the approval of an investment advisory agreement (the “Advisory Agreement”) between the Trust and CMG Capital Management Group, Inc. (“CMG Capital”) with respect to CMG Tactical All Asset Strategy Fund (the “Fund”). In considering the approval of the Advisory Agreement, the Trustees received materials specifically relating to the Advisory Agreement.

The Trustees relied upon the advice of legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Advisory Agreement, and the weight to be given to each such factor. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Advisory Agreement.

Nature, Extent and Quality of Service. The Trustees noted that CMG Capital was founded in 1992 and currently manages approximately $469 million in assets, primarily focusing on managing several tactical investment strategies in equity, fixed income and long/short portfolios through separately managed accounts, mutual funds and variable annuities for a wide variety of clients. The Board acknowledged its familiarity and satisfaction with CMG Capital and its investment team from their management of four other funds in the Trust. The Trustees reviewed the background information of the key investment personnel responsible for servicing the Fund, taking into consideration their education and wide range of money management experience consisting of hedge fund management, model

Approval of Investment Advisory Agreement (Unaudited)

development, managed account strategies, customized investment structures, and conducting third party due diligence and oversight. They noted that CMG Capital will utilize a model-driven investment process, developed and maintained by its research team, and based on proprietary mathematical and technical indicators to evaluate and identify a global universe of exchange traded funds (“ETFs”) for price trends across various asset classes and market sectors. The Trustees agreed that although not all strategy risks can be eliminated, CMG Capital has demonstrated a good understanding of risk management and recognizes, through its implementation of the strategy over the last five years with its managed account clients, that the Fund must assume some market risk to implement the strategy. They noted that CMG Capital believes that certain risks can be mitigated through its investment process which is tactical, systematic, model-driven, and quantitative. They considered that the Fund will invest in ETFs that are evaluated to determine appropriateness for the strategy. The Trustees noted that CMG Capital will monitor compliance with the Fund’s investment limitations by pre-screening trades to determine compliance with the Fund’s strategy and investment restrictions as outlined in its prospectus and Statement of Additional Information. With respect to broker dealer selection, the Trustees considered that CMG Capital takes into consideration a comprehensive list of qualitative factors to determine a broker’s compliance with CMG Capital’s best execution practices. They noted that CMG Capital reported no material compliance or litigation issues during the last 36 months. The Board noted that CMG Capital has an experienced investment management team that is sufficiently resourced to support the operations of the Fund. The Board also noted CMG Capital has invested resources back into the firm to support the advisory operations. The Board concluded that CMG Capital should provide quality service to the Fund and its future shareholders.

Fees and Expenses. The Trustees noted CMG Capital proposed to charge an advisory fee of 0.75%, which is lower than both the peer group (1.05%) and Morningstar Tactical Allocation Category (0.84%) averages. They discussed the Fund’s estimated net expense ratio noting that Class I shares have an estimated expense ratio of 1.40%, which is in line with both the peer group average of 1.45% and Morningstar category average of 1.33%. The Trustees further noted that CMG Capital charges a fee of 2.25% to its separately managed accounts in the CMG Opportunistic All Asset Strategy. The Trustees agreed that the Fund provided a more accessible platform for investors to access this strategy at a lower cost. The Trustees concluded that the advisory fee was reasonable.

Performance. The Trustees reviewed the investment performance of the CMG Opportunistic All Asset Strategy, a strategy substantially similar to that of the Fund and used by CMG Capital for its separately managed account clients. They noted that the GIPS performance report shows a strategy that has lagged in return every year since inception and by 508 bps (net of a 225 bps fee) from inception through January 31, 2016. The Trustees further noted that the GIPS performance report shows a standard deviation of 790 bps for the strategy versus 1095 bps for the 60/40 benchmark assigned by CMG Capital. They considered that the strategy exhibits a Sharpe ratio of 57 bps versus 41 bps for the benchmark. The Trustees discussed that when considering the Fund’s objective and lower fee relative to the managed account platform, it appears that this strategy may work well in the mutual fund format. The Trustees concluded that CMG Capital should be approved based on its experience with the strategy and the objective of the Fund.

Profitability. The Trustees reviewed the profitability analysis provided by CMG Capital and considered whether CMG Capital would realize an excessive profit in connection with its relationship with the Fund. They noted that CMG Capital anticipates realizing a net loss during the first year of the Advisory Agreement, and a marginal gain in terms of actual dollars in year two. The Trustees concluded that excessive profitability was not a concern at this time.

Economies of Scale. The Trustees considered whether CMG Capital would realize economies of scale during the initial term of the advisory agreement. They noted CMG Capital anticipates launching the Fund with approximately $25 million and projects aggressive growth during the initial term. They further noted CMG Capital anticipates realizing economies of scale through decreased total fund expenses when

Approval of Investment Advisory Agreement (Unaudited)

assets across the CMG Fund family reach certain levels. The Trustees considered that although CMG Capital has not agreed to advisory fee breakpoints at this time, it has noted its willingness to consider the matter after Fund launch and as assets realize significant growth. The Trustees concluded that absence of breakpoints was acceptable at this time.

Conclusion. Having requested and received such information from CMG Capital as the Trustees believed to be reasonably necessary to evaluate the terms of the Advisory Agreement, and as assisted by the advice of Counsel, the Trustees concluded that the fee structure is reasonable and that approval of the advisory agreement is in the best interests of the future shareholders of CMG Tactical All Asset Strategy Fund.

*  Due to timing of the contract approval schedule, these deliberations may or may not relate to the current performance results of the Fund.

PRIVACY NOTICE

Northern Lights Fund Trust

Rev. February 2014

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

●         Social Security number and wire transfer instructions

●         account transactions and transaction history

●         investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Northern Lights Fund Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For nonaffiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-402-493-4603

PRIVACY NOTICE

Northern Lights Fund Trust

What we do:
How does Northern Lights Fund Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust collect my personal information?

We collect your personal information, for example, when you

●     open an account or deposit money

●     direct us to buy securities or direct us to sell your securities

●     seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

●     sharing for affiliates’ everyday business purposes – information about your creditworthiness.

●     affiliates from using your information to market to you.

●     sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Fund Trust does not share with its affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Fund Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● Northern Lights Fund Trust doesn’t jointly market.

CMG FUNDS

Adviser	CMG Capital Management Group, Inc.
1000 Continental Drive, Suite 570
King of Prussia, Pennsylvania 19406

Sub-Adviser	AlphaSimplex Group, LLC
CMG Global Equity	One Cambridge Center, 7th Floor
Fund	Cambridge, MA 02142

Administrator	Gemini Fund Services, LLC
17605 Wright Street, Suite 2
Omaha, NE 68130

How to Obtain Proxy Voting Information

Information regarding how the Funds voted proxies relating to portfolio securities for the most recent 12 month period ended June 30th as well as a description of the policies and procedures that the Funds used to determine how to vote proxies is available without charge, upon request, by calling 1-866-CMG-9456 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

How to Obtain 1st and 3rd Fiscal Quarter Portfolio Holdings

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-866-CMG-9456.

CMG Funds

17605 Wright Street ● Suite 2 ● Omaha, NE 68130

1-866-CMG-9456

Item 2. Code of Ethics. Not applicable.

Item 3. Audit Committee Financial Expert. Not applicable.

Item 4. Principal Accountant Fees and Services. Not applicable.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. None

Item 11. Controls and Procedures.

(a)       Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Not applicable.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b)       Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust

By (Signature and Title)

/s/ Andrew B. Rogers

Andrew B. Rogers, President/Principal Executive Officer

Date 1/6/17

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Andrew B. Rogers

Andrew B. Rogers, President/Principal Executive Officer

Date 1/6/17

By (Signature and Title)

/s/ Kevin E. Wolf

Kevin E. Wolf, Treasurer/Principal Financial Officer

Date 1/6/17